                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                               LEADER MUTUAL FUNDS

                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:
                                       N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
                                       N/A

4) Proposed maximum aggregate value of transaction:
                                       N/A

5) Total fee paid:
                                       N/A

[ ] Fee paid previously with preliminary materials:
                                       N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
N/A

2) Form, Schedule or Registration Statement No.:
N/A

3) Filing Party:
N/A

4) Date Filed:
                                       N/A

                                      LEADER MUTUAL FUNDS
                                       3435 STELZER ROAD
                                     COLUMBUS, OHIO 43219
                                        (800) 219-4182

October 22, 2004

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of LEADER Mutual Funds (the "Trust"), which will be held on November 22, 2004 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio.

As a result of the recent merger of Union Planters Corporation with Regions Financial Corporation, the Board of Trustees is recommending that shareholders approve a new investment advisory agreement with Morgan Asset Management, Inc. as well as reorganizations involving the series of the Trust as more fully described in the attached notice and proxy statement.

THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO EACH FUND OF THE TRUST ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

Although we would like very much to have each shareholder attend the meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

If you return your proxy promptly you can help avoid the expense of follow-up mailings to achieve a quorum so that the business of the meeting can be conducted. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

By order of the Board of Trustees,

Charles J. Daly, Secretary

                                      LEADER MUTUAL FUNDS
                                       3435 STELZER ROAD
                                     COLUMBUS, OHIO 43219
                                        (800) 219-4182

                           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF LEADER MUTUAL FUNDS:

A Special Meeting of Shareholders (the "Meeting") of LEADER Mutual Funds (the "Trust") will be held on November 22, 2004 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio, for the following purposes:

      1. To approve a new investment advisory agreement between the Trust and Morgan Asset Management, Inc. in the form set forth in Appendix A ("MAM");

      2. To approve an Agreement and Plan of Reorganization, in the form set forth in Appendix B to the attached Proxy Statement, between the Trust, on behalf of LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund, LEADER Tax-Exempt Money Market Fund and LEADER Money Market Fund, each a series of the Trust, and Regions Morgan Keegan Select Funds (the "Acquiring Trust"), on behalf of corresponding newly-created series of the Acquiring Trust;

      3. To approve an Agreement and Plan of Reorganization, in the form set forth in Appendix C to the attached Proxy Statement, between the Trust, on behalf of LEADER Short-Term Bond Fund, a series of the Trust, and Morgan Keegan Select Fund, Inc. (the "Acquiring Corporation"), on behalf of a corresponding newly-created series of the Acquiring Corporation; and

      4. To consider such other matters as may properly come before the Meeting.

By order of the Board of Trustees,

Charles J. Daly, Secretary

October 22, 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.

                                      LEADER MUTUAL FUNDS
                                       3435 STELZER ROAD
                                     COLUMBUS, OHIO 43219
                                        (800) 219-4182

                                        PROXY STATEMENT

GENERAL

      The enclosed proxy is solicited by the Trustees of LEADER Mutual Funds ("LEADER Funds" or the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") to be held on November 22, 2004 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on October 4, 2004 (the "Record Date") are entitled to be present and to vote at the Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about October 22, 2004.

      The Trust currently consists of the following eight series of shares:

LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced
Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund, LEADER Short Term Bond Fund, LEADER Tax-Exempt Money Market Fund and LEADER Money Market Fund (each a "Fund" and, together, the "Funds").

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 2003 AND THE SEMI-ANNUAL REPORT DATED FEBRUARY 29, 2004 TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES BY WRITING THE TRUST AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING TOLL-FREE AT
(800) 219-4182.

      All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of each class of each Fund of the Trust held and a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of shares of each class of each Fund:

                                                         SHARES ISSUED
NAME OF FUND                                            AND OUTSTANDING
------------                                            ---------------
LEADER GROWTH EQUITY FUND
   Investor A Shares..........................              539,645.803
   Investor B Shares..........................               37,667.862
   Institutional Shares..........................         3,016,459.485

                                                        ---------------

   TOTAL:..................................               3,593,773.150
LEADER GROWTH & INCOME FUND
   Investor A Shares..........................              467,510.791
   Investor B Shares..........................               63,749.517
   Institutional Shares..........................         5,420,322.221

                                                        ---------------

   TOTAL:..................................               5,951,582.529
LEADER BALANCED FUND
   Investor A Shares..........................              144,411.375
   Investor B Shares..........................              108,490.654
   Institutional Shares..........................         5,219,963.392

                                                        ---------------

   TOTAL:..................................               5,472,865.421
LEADER TAX-EXEMPT BOND FUND
   Investor A Shares..........................              194,586.125
   Investor B Shares..........................              143,803.625
   Institutional Shares..........................         1,283,371.261

                                                        ---------------

   TOTAL:..................................               1,621,761.011
LEADER INTERMEDIATE BOND FUND
   Investor A Shares.......................                 556,588.625
   Investor B Shares.......................                  67,833.284
   Institutional Shares....................               7,398,581.812
                                                        ---------------


   TOTAL:..................................               8,023,003.721
LEADER SHORT TERM BOND FUND
   Investor A Shares.......................                 659,929.283
   Investor B Shares.......................                 132,064.980
   Institutional Shares....................               6,105,485.910
                                                        ---------------


   TOTAL:..................................               6,897,480.173
LEADER TAX-EXEMPT MONEY MARKET FUND
   Investor A Shares.......................               2,115,606.850
   Institutional Shares....................              16,503,673.700
   Sweep Shares............................               1,109,281.400
                                                        ---------------


   TOTAL:..................................              19,728,561.950
LEADER MONEY MARKET FUND
   Investor A Shares.......................              62,667,155.590
   Institutional Shares....................             123,507,054.967
   Sweep Shares............................              27,729,281.760
                                                        ---------------


   TOTAL:..................................             213,903,492.317

      Shareholders of each Fund will vote separately on Proposal 1 (approval of investment advisory agreement). Shareholders of the applicable Funds will vote separately on Proposals 2 and 3 (approval of Plans and Agreements of Reorganization). The table below sets forth which Funds will vote on each proposal.

                                                                                                            LEADER
                          LEADER       LEADER         LEADER         LEADER       LEADER        LEADER      Tax-Exempt   LEADER
                          Growth       Growth         Balanced       Tax-Exempt   Intermediate  Short Term  Money        Money
       PROPOSAL           Equity Fund  & Income Fund  Fund           Bond Fund    Bond Fund     Bond Fund   Market Fund  Market Fund
       --------           -----------  -------------  -------------  ---------    ---------     ---------   -----------  -----------
1. Investment Advisory
Agreement Between the
Trust and MAM                  X             X             X             X           X             X            X           X

2. Agreement and Plan
of Reorganization
between the Trust and
Regions Morgan Keegan
Select Funds                   X             X             X             X           X                          X           X

3. Agreement and Plan
of Reorganization
between the Trust and
Regions Morgan Keegan
Select Fund, Inc.                                                                                  X

     The presence at the Meeting, in person or by proxy, of the holders of 40% of the shares entitled to be cast of a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present and entitled to vote. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has (or chooses to exercise) discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers by the Trust. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of votes against the proposals.

      Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of a proxy and voting in person.

      Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Trust or BISYS Fund Services, Inc. ("BISYS Fund Services") and their respective affiliates. In addition, Automatic Data Processing, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $13,230. Morgan Asset Management, Inc. will bear all costs associated with the Reorganization, including the cost of solicitation and any costs associated with conducting the Meeting.

        PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH
                          MORGAN ASSET MANAGEMENT, INC.

INTRODUCTION

      Prior to June 30, 2004, each Fund was managed by Union Planters Investment Advisors, Inc. ("Former Adviser"), in each instance pursuant to an agreement between the Trust, on behalf of a Fund, and the Former Adviser. Effective July 1, 2004, Union Planters Corporation, the parent of the Former Adviser, merged with and into Regions Financial Corporation ("Regions") (the "Merger"). The Merger constituted a change in control of the Former Adviser and resulted in the automatic termination of the investment advisory agreements for each of the LEADER Growth Equity Fund, dated December 1, 2002, the LEADER Growth & Income Fund, dated October 9, 1998, the LEADER Balanced Fund, dated December 20, 2000, the LEADER Tax-Exempt Bond Fund, dated December 1, 1999, the LEADER Intermediate Bond Fund, dated October 9, 1998, LEADER Short Term Bond Fund, dated December 20, 2000. LEADER Tax-Exempt Money Market Fund, dated August 31, 2000, and LEADER Money Market Fund, dated May 28, 1999, under which the Former Adviser managed each series of LEADER Mutual Funds under the Investment Company Act of 1940, as amended (the "1940 Act") (each a "Former Agreement").

      In anticipation of the automatic termination of the Funds' advisory agreements with the Former Adviser upon consummation of the Merger, the Board of Trustees of the Trust (the "Board") held a special meeting on June 28, 2004 for the purpose of considering a new advisory agreement (the "Special Meeting"). At the Special Meeting the Board approved an interim advisory agreement ("Interim Agreement") between the Trust, on behalf of the Funds, and Morgan Asset Management, Inc. ("MAM"), which took effect on June 30, 2004. This Interim Agreement is substantially similar in all material respects to the form of proposed new advisory agreement set forth in Appendix A except that it includes certain provisions required by the Securities and Exchange Commission's rule under the 1940 Act governing board approval of interim advisory agreements (such as a maximum term of 150 days, a provision that the Board or a majority of the Fund's shareholders may terminate the Interim Agreement at any time without penalty on 10 days' written notice, a provision that MAM may terminate the Interim Agreement at any time without penalty on 90 days' written notice, and a provision that the compensation earned by MAM thereunder will be held in an interest-bearing escrow account until shareholder approval of a new advisory agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the adviser). If shareholders fail to approve the proposed new advisory agreement or the Meeting is otherwise adjourned on November 22, 2004 until a later date, the Board will consider appropriate alternatives for the Funds and their shareholders.

NEW ADVISORY ARRANGEMENT FOR THE LEADER FUNDS

      Shareholders of each Fund are being asked to approve a new investment advisory agreement between MAM and the Trust on behalf of each Fund (the "New Agreement").

      A copy of the proposed New Agreement, as further described below, is set forth as Appendix A to this Proxy Statement. The following description of the new Advisory Agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix A.

      The New Agreement is substantially similar in all material respects to each Former Agreement. There are no material changes in the scope of services being provided. The fees payable to MAM under the New Agreement are the same as the fees payable to the Former Adviser under the Former Agreement.

      The New Agreement between the Trust, on behalf of each Fund, and MAM provides that each Fund will pay MAM a fee equal to the average daily net assets of the Fund as follows:

FUND                                                         ANNUAL FEE RATE
----                                                         ---------------
LEADER Growth Equity Fund                                         0.75%

LEADER Growth & Income Fund                                       0.75%

LEADER Balanced Fund                                              0.80%

LEADER Tax-Exempt Bond Fund                                       0.50%

LEADER Intermediate Bond Fund                                     0.50%

LEADER Short Term Bond Fund                                       0.55%

LEADER Tax-Exempt Money Market Fund                               0.40%

LEADER Money Market Fund                                          0.40%

      Under the Former Agreements, the Trust had entered into a Former Agreement for each Fund between the Trust, on behalf of the Fund, and the Former Adviser. The New Agreement encompassed all services provided under the Former Agreements in a single agreement for services to all Funds.

      The investment advisory fee rates payable to MAM under the New Agreement are the same as those payable to the Former Adviser under the Former Agreement. During the fiscal year ended August 31, 2004, the Former Adviser and MAM earned the following amounts for investment advisory services provided to the Funds:

              FUND                                  FEES EARNED DURING FISCAL YEAR ENDED AUGUST 31, 2004
-----------------------------------
                                                                MAM*           FORMER ADVISER
LEADER Growth Equity Fund                                   $  51,673.32        $ 154,295.68

LEADER Growth & Income Fund                                 $ 192,223.40        $ 913,415.16

LEADER Balanced Fund                                        $  53,937.92        $ 261,859.16

LEADER Tax-Exempt Bond Fund                                 $   4,657.20        $  14,864.58

LEADER Intermediate Bond Fund                               $  86,494.03        $ 460,843.58

LEADER Short Term Bond Fund                                 $  42,342.06        $ 164,560.21

LEADER Tax-Exempt Money Market Fund                         $   3,657.50        $  36,136.19

LEADER Money Market Fund                                    $  94,321.69        $ 481,189.35

*Amounts paid to escrow account pending shareholder approval of the New
Agreement.

      Under the New Agreement, MAM will provide an investment program for each Fund, make investment decisions for each Fund and place all orders for the purchase and sale of portfolio securities and all other instruments. The activities of MAM are subject to the supervision and control of the Board.

CONSIDERATION OF THE NEW ADVISORY AGREEMENT BY THE BOARD

      The Board, including all of the Trustees who are not "interested persons" as that term is defined in the 1940 Act (the "Independent Trustees") held two in-person meetings for the purpose of considering the New Agreement. The Board unanimously determined to approve the New Agreement, subject to shareholder approval, at a meeting held on July 13, 2004. In considering the New Agreement, the Board of Trustees, including the Independent Trustees, received and considered materials specifically relating to MAM and the New Agreement. These materials included (i) information regarding the investment performance of investment portfolios managed by MAM; (ii) information about MAM's personnel, research capabilities, operations and proposed management of the Funds; (iii) information regarding each Fund's investment performance and advisory fees under the Former Agreements as well as the advisory fees proposed under the New Agreement; (iv) representations by MAM that it would provide advisory and other services to each Fund of a scope and quality at least equivalent to the scope and quality of the services provided to each Fund under the Former Agreements;
(v) information from MAM regarding the personnel that would provide advisory services to each Fund; (vi) information regarding MAM's soft dollar practices; and (vii) other information regarding MAM, Regions and the Merger.

      In determining to approve the New Agreement, the Board carefully considered the benefits to shareholders of retaining MAM as investment adviser to each Fund. In this regard, the Board considered a number of factors, including, among others, the nature, scope and quality of services that MAM would likely provide under the New Agreement; that the advisory fee rates and other fees paid by the Funds would not change as a result of implementing the New Agreement; the quality and depth of personnel of the MAM organization before and after the Merger; the capacity of MAM to perform its duties under the New Agreement and its commitment to provide these services in the future; the financial standing of MAM and its affiliates; the experience and expertise of MAM as an investment adviser, both in general, as reflected in the amount of assets under management, and in particular, with respect to its experience managing registered investment companies with investment programs similar to those of the Funds. The Board also considered that the terms of the New Agreement would be substantially identical to the terms of the Former Agreements (except for dates of execution, effectiveness and initial term).

      Based on their evaluation of all factors that they deemed to be relevant, the Trustees, including the Independent Trustees, concluded that the proposed advisory fee rates were fair and reasonable, given the scope and quality of the services expected to be rendered by MAM. After reviewing all of these factors, the Board of Trustees, including the Independent Trustees, unanimously approved the New Agreement with respect to each Fund and directed that it be presented to the Shareholders of each Fund for approval.

ANTICIPATED EFFECTIVE DATE

      With respect to each Fund, the New Agreement will take effect immediately upon its approval by such Fund's shareholders, will continue for an initial term ending September 30, 2005, and will continue in effect for successive annual periods thereafter, in accordance with the terms and conditions described above.

INFORMATION ABOUT MAM

      Founded in 1986, MAM is an indirect wholly owned subsidiary of Regions, a publicly held financial holding company that provides banking and other financial services. MAM's principal offices are located at 417 North 20th Street, Birmingham, AL 35203. MAM also serves as investment adviser to Regions Morgan Keegan Select Funds, a separately registered investment company consisting of ten open-end funds; Morgan Keegan Select Fund, Inc., a separately registered investment company consisting of two open-end funds; RMK High Income Fund, Inc., a separately registered closed-end investment company listed on the New York Stock Exchange under the ticker symbol RMH; RMK Strategic Income Fund, Inc. a separately registered closed-end investment company listed on the New York Stock Exchange under the ticker symbol RSF; and Regions Morgan Keegan Trust, FSB. As of August 31, 2004, MAM had more than $13 billion in total assets under management.

PORTFOLIO MANAGEMENT

      MAM has several portfolio managers committed to the day-to-day management of the Funds. The following table identifies each Fund's portfolio manager(s):

          FUND                                                            PORTFOLIO MANAGER(S)
----------------------------                                  ---------------------------------------
Growth Equity Fund                                            Walter A. Hellwig and Charles A. Murray
Growth & Income Fund                                          Walter A. Hellwig
Balanced Fund                                                 Walter A. Hellwig
Tax-Exempt Bond Fund                                          Chad A. Stafko and John B. Norris
Intermediate Bond Fund                                        John B. Norris
Short Term Bond Fund                                          James C. Kelsoe
Tax-Exempt Money Market Fund                                  Chad A. Stafko and John B. Norris
Money Market Fund                                             Chad A. Stafko and John B. Norris

Walter A. Hellwig - Mr. Hellwig is currently a Senior Vice President and Senior Portfolio Manager of MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Hellwig has twenty-eight years of experience in the investment management and research of equity and fixed income securities in the financial services industry. Mr. Hellwig has a BSBA and an MBA from Washington University of St. Louis.

James C. Kelsoe, CFA - Mr. Kelsoe is currently Managing Director of Morgan Keegan, Inc., and Senior Portfolio Manager of MAM. Mr. Kelsoe has fourteen years of experience in the investment management and research of fixed income securities and alternative investments in the financial services industry. Mr. Kelsoe has a BS in Finance from the University of Alabama. He is a Chartered Financial Analyst.

Charles A. Murray - Mr. Murray is currently a Senior Vice President, Senior Portfolio Manager, and Senior Equity Strategist for MAM. Mr. Murray has over thirty years of experience in investment management, research, and banking. Mr. Murray serves as the Portfolio Manager for the Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, and Regions Morgan Keegan Select Balanced Fund. Mr. Murray received a Bachelor of Science degree in Finance from the University of Alabama in 1970. He is a Chartered Financial Analyst.

John B. Norris, V - Mr. Norris is currently a Senior Vice President, Senior Portfolio Manager, and Economist for MAM. He is also the Economist for Regions Financial Corporation. Mr. Norris has twelve years of experience in the investment management and research of money market and fixed income securities in the financial services industry. Mr. Norris has a BA in History from Wake Forest University and a MBA from the University of Baltimore. He is a candidate in the Chartered Financial Analyst program.

Chad A. Stafko - Mr. Stafko is currently an Assistant Vice President and Portfolio Manager for MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Stafko has five years of experience in the investment management and research of money market, fixed and equity securities. Prior to joining the financial services industry he was in public accounting. Mr. Stafko has a BS in Finance and an MBA from Southern Illinois University.

DIRECTORS AND OFFICERS OF MAM

The table below names the principal executive officer and each of the Directors of MAM.

       Name                        Title                               Principal Occupation
--------------------    ----------------------------    ------------------------------------------------
Allen B. Morgan, Jr.    Director, Chairman              Mr. Morgan has been Chairman of Morgan Keegan &
                                                        Company, Inc. since 1969 and Executive Managing
                                                        Director of Morgan Keegan & Company, Inc. since
                                                        1969. He also has served as a Director of Morgan
                                                        Asset Management, Inc. and of Regions Financial
                                                        Corporation since 1993 and 2001, respectively.

Joseph C. Weller        Director                        Mr. Weller has been Executive Vice President and
                                                        Chief Financial Officer of Morgan Keegan &
                                                        Company, Inc. since 1969, Treasurer and
                                                        Secretary of Morgan Keegan & Company, Inc.

                                                        since 1969, and Executive Managing Director of
                                                        Morgan Keegan & Company, Inc. since 1969. He also
                                                        has served as a Director of Morgan Asset
                                                        Management, Inc. since 1993.

Charles D. Maxwell      Secretary, Treasurer            Mr. Maxwell has been a Managing Director of
                                                        Morgan Keegan & Company, Inc. since 1998 and
                                                        Assistant Treasurer and Assistant Secretary of
                                                        Morgan Keegan & Company, Inc. since 1994. He has
                                                        been Secretary and Treasurer of Morgan Asset
                                                        Management, Inc. since 1993. He was Senior Vice
                                                        President of Morgan Keegan & Company, Inc. from
                                                        1995 to 1997. Mr. Maxwell was also with Ernst &
                                                        Young, LLP from 1976 to 1986 and served as a
                                                        Senior Manager from 1984 to 1986.

J. Kenneth Alderman     Vice Chairman, CEO              Mr. Alderman has been President of Regions
                                                        Morgan Keegan Trust Company and Chief Executive
                                                        Officer of Morgan Asset Management, Inc. since
                                                        2002. He has been Executive Vice President of
                                                        Regions Financial Corporation since 2000. He
                                                        served Regions as Senior Vice President and
                                                        Capital Management Group Director and investment
                                                        adviser to the Regions Financial Corporation
                                                        proprietary fund family from 1995 to 2000. He is
                                                        a Certified Public Accountant and a Chartered
                                                        Financial Analyst.

Carter E. Anthony       President & Chief Investment    From 2002 to present, Mr. Anthony has served as
                        Officer                         President and Chief Investment Officer of Morgan
                                                        Asset Management, Inc. From 2000 to 2002, he
                                                        served as Executive Vice President and Director
                                                        of Capital Management Group, Regions Financial
                                                        Corporation. From 1989 to 2000, Mr. Anthony was
                                                        Vice President-Trust Investments, National Bank
                                                        of Commerce.

The address of Messrs. Morgan, Weller, and Maxwell is Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Alderman and Anthony is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

SIMILAR FUNDS MANAGED BY MAM

Shown below is information regarding registered investment companies with investment objectives similar to the Funds of the Trust for which MAM provides investment advisory services (in each case pursuant to an investment advisory agreement.)

                                                        TOTAL NET ASSETS AS
      LEADER MUTUAL                 SIMILAR FUND         OF AUGUST 31, 2004  ADVISORY FEE OF
       FUND SERIES                 MANAGED BY MAM          OF SIMILAR FUND    SIMILAR FUND    WAIVER
---------------------------   ------------------------  -------------------  ---------------  ------
LEADER Growth Equity Fund     Regions Morgan Keegan         $401,507,276          0.80         (0.05)
                              Select Growth Fund

LEADER Growth & Income Fund   Regions Morgan Keegan         $206,813,046          0.80         (0.05)
                              Select Value Fund

LEADER Balanced Fund          Regions Morgan Keegan         $123,870,146          0.80         (0.05)
                              Select Balanced Fund

LEADER Short Term Bond Fund   Regions Morgan Keegan         $170,514,465          0.70         (0.20)
                              Select Limited Maturity
                              Government Fund

LEADER Intermediate Bond      Regions Morgan Keegan         $294,303,648          0.75         (0.25)
Fund                          Select Fixed Income Fund

LEADER Tax-Exempt Bond Fund   Regions Morgan Keegan         $ 69,940,207          0.50         (0.50)
                              Select Intermediate Tax
                              Exempt Bond Fund

LEADER Money Market Fund      Regions Morgan Keegan         $814,091,221          0.50         (0.30)
                              Select Treasury Money
                              Market Fund

LEADER Tax-Exempt Money       Regions Morgan Keegan         $ 54,850,589          0.50         (0.35)
Market Fund                   Select Government Money
                              Market Fund

REQUIRED VOTE

            Approval of Proposal 1 with respect to each Fund will require the vote of a "majority of the outstanding voting securities of the Fund" as defined in the 1940 Act. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                RECOMMENDS YOU VOTE FOR APPROVAL OF PROPOSAL 1.

    SUMMARY OF PROPOSALS 2 AND 3 IN CONNECTION WITH THE REORGANIZATION OF THE SERIES OF THE LEADER FUNDS INTO CERTAIN SERIES OF REGIONS MORGAN KEEGAN SELECT
                   FUNDS AND MORGAN KEEGAN SELECT FUND, INC.

BACKGROUND

            In an effort to reduce costs for shareholders of the LEADER Funds and create opportunity for further economies of scale, enhance the cash flow into the LEADER Funds, enhance the shareholder services available to the LEADER Funds' investors and promote efficiency of operations and governance within the Regions fund family, MAM is proposing that the series of the LEADER Funds (each an "Acquired Fund" and collectively the "Acquired Funds") be reorganized into corresponding, newly created series (each an "Acquiring Fund" and collectively the "Acquiring Funds") of Regions Morgan Keegan Select Funds, a Massachusetts business trust, and Morgan Keegan Select Fund, Inc., a Maryland corporation (collectively, the "RMK Funds"). The shareholders of each of the Acquired Funds will vote separately on the proposal to reorganize their Fund. In each reorganization, the Acquiring Fund will succeed to the past performance and financial history of the applicable Acquired Fund. Shareholders of the LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund, LEADER Tax-Exempt Money Market Fund and LEADER Money Market Fund will consider and vote separately on Proposal 2. Only shareholders of the LEADER Short Term Bond Fund will consider and vote on Proposal 3.

            The Board considered various factors in reviewing the reorganizations on behalf of the shareholders of each Acquired Fund, including, but not limited to, the following: first, that there would be no material change to investment objectives, policies or strategies; second, whether the proposed reorganizations would have any effect on the fees to be borne by the shareholders of the Acquired Funds; third, the effect on annual fund net operating expenses; and fourth, whether the proposed reorganization would have any tax consequences to shareholders. Based on its review of these and other factors, the Board unanimously determined that the reorganizations are in the best interests of the shareholders of each Acquired Fund and recommend that the shareholders of the Acquired Funds vote in favor of the proposals to reorganize the Acquired Funds into the Acquiring Funds as set forth in this Proxy Statement.

            On September 30, 2004, the Trustees approved an Agreement and Plan of Reorganization between the LEADER Funds, on behalf of the series listed below, and Regions Morgan Keegan Select Funds and an Agreement and Plan of Reorganization between the LEADER Funds, on behalf of the series listed below, and Morgan Keegan Select Fund, Inc. as set forth in Appendices B and C, respectively (each a "Reorganization Plan"). The Reorganization Plan contemplates the transfer of all assets of each Acquired Fund to a corresponding Acquiring Fund and the assumption by each Acquiring Fund of the liabilities of the respective Acquired Fund, in exchange for shares of the corresponding Acquiring Fund, which will then be distributed to shareholders of each Acquired Fund (each a "Reorganization" and collectively, the "Reorganizations"). Pursuant to the Reorganization Plan, each shareholder of Investor A and Investor B shares of each of the Acquired Funds will receive Class A shares of the applicable Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganization, and each shareholder of Institutional and Sweep shares of each of the Acquired Funds will receive Class I shares of the applicable Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganization. Accordingly, following completion of the proposed Reorganizations, shareholders of each Acquired Fund will own shares of the corresponding class of the Acquiring Fund, as set forth in the chart below:

ACQUIRED FUND

LEADER Growth Equity Fund

      -     Investor A Shares and Investor B Shares
      -     Institutional Shares

LEADER Growth & Income Fund

      -     Investor A Shares and Investor B Shares
      -     Institutional Shares

LEADER Balanced Fund

      -     Investor A Shares and Investor B Shares
      -     Institutional Shares

LEADER Intermediate Bond Fund

      -     Investor A Shares and Investor B Shares
      -     Institutional Shares

LEADER Tax-Exempt Bond Fund

      -     Investor A Shares and Investor B Shares
      -     Institutional Shares

LEADER Short Term Bond Fund

      -     Investor A Shares and Investor B Shares
      -     Institutional Shares

LEADER Money Market Fund

      -     Investor A Shares
      -     Institutional Shares and Sweep Shares

LEADER Tax-Exempt Money Market Fund

      -     Investor A Shares
      -     Institutional Shares and Sweep Shares

ACQUIRING FUND

Regions Morgan Keegan Select LEADER
Growth Equity Fund

      -     Class A Shares
      -     Class I Shares

Regions Morgan Keegan Select LEADER
Growth & Income Fund

      -     Class A Shares
      -     Class I Shares

Regions Morgan Keegan Select LEADER
Balanced Fund

      -     Class A Shares
      -     Class I Shares

Regions Morgan Keegan Select LEADER
Intermediate Bond Fund

      -     Class A Shares
      -     Class I Shares

Regions Morgan Keegan Select LEADER
Tax-Exempt Bond Fund

      -     Class A Shares
      -     Class I Shares

Regions Morgan Keegan Select LEADER
Short Term Bond Fund

      -     Class A Shares
      -     Class I Shares

Regions Morgan Keegan Select LEADER
Money Market Fund

      -     Class A Shares
      -     Class I Shares

Regions Morgan Keegan Select LEADER
Tax-Exempt Money Market Fund

      -     Class A Shares
      -     Class I Shares

            The Board approved the proposed Reorganization of each Acquired Fund contingent upon receipt of shareholder approval of the Reorganization Plan. The Board recommends that the shareholders of each Acquired Fund approve the Reorganization Plan.

KEY POINTS ABOUT THE REORGANIZATIONS

            Under the proposed Reorganizations, each Acquired Fund's assets and liabilities will be transferred to a newly-created Acquiring Fund. MAM would serve as each Acquiring Fund's investment adviser, subject to the direction of the RMK Fund Board. The following points describe certain important aspects of the new arrangements immediately after the Reorganizations take effect:

      - MAM has advised the Board that the investment objectives, strategies, policies, restrictions and risks of each Acquiring Fund would be identical to its counterpart Acquired Fund.

      - MAM would continue to serve as investment adviser of the Acquiring Funds at advisory fees identical to those now being charged.

      - MAM has advised the Board that the shareholder fees and the operating expenses of the Acquiring Funds would be no greater (and, in most cases, lower) than the current expense ratios of the Acquired Funds.

      - MAM has advised the Board that BISYS Fund Services, Inc. and its respective affiliates ("BISYS") will continue to provide sub-administrative, accounting services, transfer agency services to the Acquired Funds until the LEADER Funds are merged or Morgan Keegan & Company, Inc. ("Morgan Keegan"), a Regions subsidiary, takes over the services in 2005. Morgan Keegan will provide administrative and distribution services for the Acquiring Funds in order to seek to improve the potential cash flow to the Acquiring Funds.

      - The Acquired Fund shareholders would, upon consummation of the Reorganizations, be part of a large fund family that has over $4.2 billion in assets, and with its focus on distribution through Morgan Keegan and Regions Bank.

      - The Acquiring Funds, through their exchange features, will offer the shareholders of the Acquired Funds the opportunity to select among a wider universe of funds than currently offered the Acquired Funds' shareholders.

      - MAM has agreed to bear all costs associated with the Reorganizations, including the costs of preparing this proxy statement, holding the shareholder meeting, soliciting shareholders of the LEADER Funds, and related legal fees.

      - Shareholders of the Acquired Funds would retain the same value of their holdings in the Acquiring Funds as they had in the Acquired Funds, so that there would be no dilution with respect to their shares as a result of the Reorganizations.

      - The Reorganizations would be effected on a tax-free basis for federal income tax purposes, so the Reorganizations will be tax-free to the shareholders of the LEADER Funds.

    PROPOSAL 2: APPROVAL OF THE REORGANIZATION PLAN BETWEEN LEADER FUNDS AND
                       REGIONS MORGAN KEEGAN SELECT FUNDS

            At a meeting of the Board of the LEADER Funds held on September 30, 2004, the Trustees approved the Reorganization Plan between the LEADER Funds and Regions Morgan Keegan Select Funds substantially in the form attached to this Proxy Statement as Appendix B, which qualifies in its entirety the following discussion. For the reasons set forth below, the Trustees, including all of the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees"), have determined that the Reorganizations are in the best interests of the shareholders of each of the applicable Acquired Funds.

            The LEADER Funds now submits separately to the shareholders of the LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund, LEADER Tax-Exempt Money Market Fund and LEADER Money Market Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of the LEADER Funds will execute and implement the Reorganization Plan. If approved, the Reorganizations are expected to take effect on or about the close of business on December 1, 2004, as that date may be adjusted from time to time. If a Reorganization is not completed for any reason with respect to an Acquired Fund, the Board may consider various options with respect to that Acquired Fund.

SUMMARY OF THE REORGANIZATIONS

            The Reorganization Plan provides for the transfer of all of the assets and liabilities of each Acquired Fund in exchange for shares of the corresponding Acquiring Fund. Immediately thereafter, each Acquired Fund will liquidate and distribute the shares of the Acquiring Fund received in the exchange to their shareholders, and then the corresponding LEADER Fund will be dissolved.

            After the Reorganizations, each shareholder of each Acquired Fund will own the same number of shares in the corresponding Acquiring Fund as he or she held as of the close of business on the business day preceding the closing of the Reorganizations. Further, the value of the shares held immediately after the Reorganizations will be the same as it was immediately prior to the consummation of the Reorganizations. Until the Reorganizations, shareholders of the Acquired Funds will continue to be able to redeem their shares. Redemption requests received after the reorganizations will be treated as requests received by the relevant Acquiring Fund for the redemption of the shares received by the shareholder in the Reorganizations.

            The Reorganizations are intended to qualify for federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, none of the Acquired Funds or the Acquiring Funds is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan.

ACQUIRING FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

            Each corresponding Acquiring Fund will have investment objectives, strategies and policies that are identical to its counterpart Acquired Fund. A detailed description of each Acquired Fund's investment objectives and principal investment strategies is found in the LEADER Funds' Prospectus dated January 1, 2004, as supplemented July 2, 2004, a copy of which has been furnished to shareholders.

ACQUIRING FUNDS' FEES AND EXPENSES

            The following table shows a comparison of the current fees and expenses of each applicable Acquired Fund and estimated pro forma fees and expenses of each Acquiring Fund, giving effect to the Reorganizations. Expenses for the Acquired Funds, as set forth in the following table, do not reflect fee waivers with respect to investment advisory and 12b-1 fees.(1) Pro forma fees, expenses and examples for the Acquiring Funds reflect estimated fees and expenses of the Acquiring Funds after giving effect to the proposed Reorganizations.

--------------
(1) Through December 31, 2005, MAM will continue to waive contractually the following portion of its investment advisory fees from certain portfolios:
Growth Equity Fund - 0.05%; Balanced Fund - 0.20%; Tax-Exempt Bond Fund - 0.35%; Intermediate Bond Fund - 0.02%; Tax-Exempt Money Market Fund - 0.30%; and Money Market Fund - 0.15%. In addition, Morgan Keegan will waive voluntarily 0.37% of the 12b-1 fee payable by Class A Shares of the Tax-Exempt Money Market Fund. This waiver may be eliminated at any time in Morgan Keegan's sole discretion.

           As a result of MAM's contractual waiver of a portion of its advisory fee, Morgan Keegan's voluntary waiver of a portion of the 12b-1 fee for Class A Shares of the Tax-Exempt Money Market Fund, and recent changes in each Fund's net assets, as of the date

                                                                                   REGIONS MORGAN KEEGAN SELECT
                                               LEADER GROWTH EQUITY FUND             LEADER GROWTH EQUITY FUND
                                                        CURRENT                             PRO FORMA
                                           Investor A  Investor B  Institutional      Class A      Class I
                                           ----------  ----------  -------------     ----------  -------------
Investment Advisory Fee                       0.75        0.75         0.75              0.75         0.75
Administrative Fee                            0.20        0.20         0.20              0.12         0.12
Shareholder Service Fee                          -        0.25         0.30                 -            -
Distribution (12b-1) Fee                      0.30        0.75            -              0.25            -
Other Operating Expenses                      0.45        0.46         0.48              0.45         0.48

     TOTAL ANNUAL OPERATING EXPENSES          1.70        2.41         1.73              1.57         1.35

                                                                                   REGIONS MORGAN KEEGAN SELECT
                                               LEADER GROWTH & INCOME FUND          LEADER GROWTH & INCOME FUND
                                                        CURRENT                             PRO FORMA
                                           Investor A  Investor B  Institutional      Class A      Class I
                                           ----------  ----------  -------------     ----------  -------------
Investment Advisory Fee                       0.75        0.75         0.75              0.75         0.75
Administrative Fee                            0.20        0.20         0.20              0.12         0.12
Shareholder Service Fee                          -        0.25         0.30                 -            -
Distribution (12b-1) Fee                      0.30        0.75            -              0.25
Other Operating Expenses                      0.23        0.23         0.23              0.23         0.23

     TOTAL ANNUAL OPERATING EXPENSES          1.48        2.18         1.48              1.35         1.10

                                                                                   REGIONS MORGAN KEEGAN SELECT
                                                 LEADER BALANCED FUND                LEADER BALANCED FUND
                                                        CURRENT                             PRO FORMA
                                           Investor A  Investor B  Institutional      Class A      Class I
                                           ----------  ----------  -------------     ----------  -------------
Investment Advisory Fee                       0.80        0.80         0.80              0.80         0.80
Administrative Fee                            0.20        0.20         0.20              0.12         0.12
Shareholder Service Fee                          -        0.25         0.30                 -            -
Distribution (12b-1) Fee                      0.30        0.75            -              0.25            -
Other Operating Expenses                      0.50        0.51         0.48              0.50         0.48

     TOTAL ANNUAL OPERATING EXPENSES          1.80        2.51         1.78              1.67         1.40

                                                                                   REGIONS MORGAN KEEGAN SELECT
                                             LEADER INTERMEDIATE BOND FUND         LEADER INTERMEDIATE BOND FUND
                                                        CURRENT                             PRO FORMA
                                           Investor A  Investor B  Institutional      Class A      Class I
                                           ----------  ----------  -------------     ----------  -------------
Investment Advisory Fee                       0.50        0.50         0.50              0.50         0.50
Administrative Fee                            0.20        0.20         0.20              0.12         0.12
Shareholder Service Fee                          -        0.25         0.30                 -            -
Distribution (12b-1) Fee                      0.30        0.75            -              0.25            -

---------------
of this Proxy Statement, net annual operating expenses for each Acquiring Fund are expected to be as follows: Growth Equity Fund -- 1.52% for Class A Shares and 1.30% for Class I Shares; Growth & Income Fund -- 1.35% for Class A Shares and 1.10% for Class I Shares; Balanced Fund -- 1.47% for Class A Shares and 1.20% For Class I Shares; Tax-Exempt Bond Fund -- 1.14% for Class A Shares and 0.89% for Class I Shares; Intermediate Bond Fund -- 1.08% for Class A Shares and 0.83% for Class I Shares; Tax-Exempt Money Market Fund - 0.78% for Class A Shares and 0.64% For Class I Shares; and Money Market Fund -- 1.08% for Class A Shares and 0.58% for Class I Shares. Actual expenses may be higher or lower for a range of reasons, including fluctuations in assets and differences between estimated and actual expenses incurred by the Acquiring Funds. In addition, Morgan Keegan may eliminate its voluntary fee waiver at any time, which would result in higher actual expenses.

Other Operating Expenses                            0.23     0.23     0.23           0.23       0.23

                TOTAL ANNUAL OPERATING EXPENSES     1.23     1.93     1.23           1.10       0.85

                                                                                               REGIONS MORGAN KEEGAN SELECT
                                                       LEADER TAX-EXEMPT BOND FUND              LEADER TAX-EXEMPT BOND FUND
                                                                 CURRENT                                PRO FORMA
                                                  Investor A  Investor B  Institutional        Investor A    Institutional
                                                  ----------  ----------  -------------        ----------    -------------
Investment Advisory Fee                             0.50          0.50         0.50                0.50           0.50
Administrative Fee                                  0.20          0.20         0.20                0.12           0.12
Shareholder Service Fee                                -          0.25         0.30                   -              -
Distribution (12b-1) Fee                            0.30          0.75            -                0.25              -
Other Operating Expenses                            0.62          0.62         0.62                0.62           0.62

                TOTAL ANNUAL OPERATING EXPENSES     1.62          2.32         1.62                1.49           1.24

                                                                                            REGIONS MORGAN KEEGAN SELECT
                                                       LEADER MONEY MARKET FUND               LEADER MONEY MARKET FUND
                                                               CURRENT                                PRO FORMA
                                                  Investor A   Institutional   Sweep         Investor A    Institutional
                                                  ----------   -------------   -----         ----------    -------------
Investment Advisory Fee                               0.40          0.40        0.40             0.40           0.40
Administrative Fee                                    0.20          0.20        0.20             0.12           0.12
Shareholder Service Fee                                  -          0.25        0.25                -              -
Distribution (12b-1) Fee                              0.50             -           -             0.50              -
Other Operating Expenses                              0.21          0.21        0.21             0.21           0.21

                TOTAL ANNUAL OPERATING EXPENSES       1.31          1.06        1.06             1.23           0.73

                                                                                                    REGIONS MORGAN KEEGAN SELECT
                                                  LEADER TAX-EXEMPT MONEY MARKET FUND           LEADER TAX-EXEMPT MONEY MARKET FUND
                                                                CURRENT                                      PRO FORMA
                                                  Investor A  Institutional   Sweep               Investor A       Institutional
                                                  ----------  -------------   -----               ----------       -------------
Investment Advisory Fee                               0.40         0.40        0.40                   0.40              0.40
Administrative Fee                                    0.20         0.20        0.20                   0.12              0.12
Shareholder Service Fee                                  -         0.25        0.25                      -                 -
Distribution (12b-1) Fee                              0.50            -           -                   0.50                 -
Other Operating Expenses                              0.42         0.42        0.43                   0.42              0.42

TOTAL ANNUAL OPERATING EXPENSES                       1.52         1.27        1.28                   1.44              0.94

SALES CHARGES

LEADER GROWTH EQUITY FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Investor A  Investor B  Institutional
Maximum sales charge (Load)
(as a percentage of offering price)                                     5.50%       None        None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                       None        None        None
Maximum deferred sales charge (Load)*                                   None        5.00%       None
Redemption fee (as a percentage of amount redeemed)                     2.00%       2.00%       None
Exchange fee                                                            None        None        None
Maximum Account fee                                                     None        None        None

REGIONS MORGAN KEEGAN SELECT LEADER GROWTH EQUITY FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Class A  Class I
Maximum sales charge (Load)
(as a percentage of offering price)                                   5.50     None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None
Maximum deferred sales charge (Load)**                                None     None
Redemption fee (as a percentage of amount redeemed)                   None     None
Exchange fee                                                          None     None
Maximum Account fee                                                   None     None

LEADER GROWTH & INCOME FUND

SHAREHOLDER FEES (fees paid directly from your investment)        Investor A  Investor B  Institutional
Maximum sales charge (Load)
(as a percentage of offering price)                                   5.50%       None        None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None        None        None
Maximum deferred sales charge (Load)*                                 None        5.00%       None
Redemption fee (as a percentage of amount redeemed)                   2.00%       2.00%       None
Exchange fee                                                          None        None        None
Maximum Account fee                                                   None        None        None

REGIONS MORGAN KEEGAN SELECT LEADER GROWTH & INCOME FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Class A  Class I
Maximum sales charge (Load)
(as a percentage of offering price)                                   5.50%    None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None
Maximum deferred sales charge (Load)**                                None     None
Redemption fee (as a percentage of amount redeemed)                   None     None
Exchange fee                                                          None     None
Maximum Account fee                                                   None     None

LEADER BALANCED FUND

SHAREHOLDER FEES (fees paid directly from your investment)        Investor A  Investor B  Institutional
Maximum sales charge (Load)
(as a percentage of offering price)                                   5.50%        None        None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None         None        None
Maximum deferred sales charge (Load)*                                 None         5.00%       None
Redemption fee (as a percentage of amount redeemed)                   2.00%        2.00%       None
Exchange fee                                                          None         None        None
Maximum Account fee                                                   None         None        None

REGIONS MORGAN KEEGAN SELECT LEADER BALANCED FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Class A  Class I
Maximum sales charge (Load)
(as a percentage of offering price)                                   5.50%    None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None
Maximum deferred sales charge (Load)**                                None     None
Redemption fee (as a percentage of amount redeemed)                   None     None
Exchange fee                                                          None     None
Maximum Account fee                                                   None     None

LEADER TAX-EXEMPT BOND FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Investor  Investor  Institutional
Maximum sales charge (Load)
(as a percentage of offering price)                                   4.75%    None     None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None     None
Maximum deferred sales charge (Load)*                                 None     5.00%    None
Redemption fee (as a percentage of amount redeemed)                   2.00%    2.00%    None
Exchange fee                                                          None     None     None
Maximum Account fee                                                   None     None     None

REGIONS MORGAN KEEGAN SELECT LEADER TAX-EXEMPT BOND FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Class A  Class I
Maximum sales charge (Load)
(as a percentage of offering price)                                   2.00%    None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None
Maximum deferred sales charge (Load)**                                None     None
Redemption fee (as a percentage of amount redeemed)                   None     None
Exchange fee                                                          None     None
Maximum Account fee                                                   None     None

LEADER INTERMEDIATE BOND FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Investor  Investor  Institutional
Maximum sales charge (Load)
(as a percentage of offering price)                                   4.75%    None     None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None     None
Maximum deferred sales charge (Load)*                                 None     5.00%    None
Redemption fee (as a percentage of amount redeemed)                   2.00%    2.00%    None
Exchange fee                                                          None     None     None
Maximum Account fee                                                   None     None     None

REGIONS MORGAN KEEGAN SELECT LEADER INTERMEDIATE BOND FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Class A  Class I
Maximum sales charge (Load)
(as a percentage of offering price)                                   2.00%    None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None
Maximum deferred sales charge (Load)**                                None     None
Redemption fee (as a percentage of amount redeemed)                   None     None
Exchange fee                                                          None     None
Maximum Account fee                                                   None     None

LEADER MONEY MARKET FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Investor  Investor  Institutional
Maximum sales charge (Load)
(as a percentage of offering price)                                   None     None     None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None     None
Maximum deferred sales charge (Load)*                                 None     None     None
Redemption fee (as a percentage of amount redeemed)                   None     None     None
Exchange fee                                                          None     None     None
Maximum Account fee                                                   None     None     None

REGIONS MORGAN KEEGAN SELECT LEADER MONEY MARKET FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Class A  Class I
Maximum sales charge (Load)
(as a percentage of offering price)                                   None     None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None
Maximum deferred sales charge (Load)**                                None     None
Redemption fee (as a percentage of amount redeemed)                   None     None
Exchange fee                                                          None     None
Maximum Account fee                                                   None     None

LEADER TAX-EXEMPT MONEY MARKET FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Investor A  Institutional  Sweep
Maximum sales charge (Load)
(as a percentage of offering price)                                   None        None         None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None        None         None
Maximum deferred sales charge (Load)*                                 None        None         None
Redemption fee (as a percentage of amount redeemed)                   None        None         None
Exchange fee                                                          None        None         None
Maximum Account fee                                                   None        None         None

REGIONS MORGAN KEEGAN SELECT LEADER TAX-EXEMPT MONEY MARKET FUND

SHAREHOLDER FEES (fees paid directly from your investment)          Class A  Class I
Maximum sales charge (Load)                                           None     None
(as a percentage of offering price)                                   None     None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                     None     None
Maximum deferred sales charge (Load)**                                None     None
Redemption fee (as a percentage of amount redeemed)                   None     None
Exchange fee                                                          None     None
Maximum Account fee                                                   None     None

* On purchases of Investor A Shares over $1 million, a Fund may charge a 1% a Contingent Deferred Sales Charge, or "CDSC," on amounts redeemed with two years after purchase by shareholders that would have otherwise been subject to a sales charge.

** On purchases of $1 million or more, a CDSC of 1.00% of the redemption amount will apply to Class A Shares redeemed within 12 months of the purchase date under certain investment programs where an investment professional received an advance payment on the transaction.

EXAMPLE

            This example is intended to help you compare the cost of investing in the Acquired Funds and in the Acquiring Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Acquired Fund and in the relevant Acquiring Fund after the Reorganizations for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as currently shown in the above-tables. The same assumptions apply in the case of the Acquiring Funds. The 5% return is an assumption and is not intended to portray past or future investment results. The example assumes termination of the voluntary fee waivers for the Acquired Funds (for all periods shown). Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

LEADER FUNDS (CURRENT)                   1 Year   3 Years  5 Years  10 Years
LEADER Growth Equity Fund
  -  Investor A Shares                     $711    $1,050   $1,412   $2,428
  -  Investor B Shares                     $742    $1,045   $1,475   $2,550
  -  Institutional Shares                   $174    $  539   $  928   $2,019
LEADER Growth & Income Fund
  -  Investor A Shares                     $692    $  992   $1,313   $2,221
  -  Investor B Shares                     $721    $  982   $1,369   $2,336
  -  Institutional Shares                  $151    $  468   $  808   $1,768
LEADER Balanced Fund
  -  Investor A Shares                     $724    $1,088   $1,476   $2,560
  -  Investor B Shares                     $755    $1,085   $1,540   $2,682
  -  Institutional Shares                  $182    $  563   $  970   $2,105

LEADER Intermediate Bond Fund
  -  Investor A Shares                  $593    $  844   $1,113   $1,882
  -  Investor B Shares                  $695    $  903   $1,237   $2,061
  -  Institutional Shares               $124    $  387   $  670   $1,477
LEADER Tax-Exempt Bond Fund
  -  Investor A Shares                  $633    $  965   $1,319   $2,316
  -  Investor B Shares                  $735    $1,024   $1,440   $2,484
  -  Institutional Shares               $165    $  511   $  881   $1,922
LEADER Money Market Fund
  -  Investor A Shares                  $133    $  415   $  718   $1,579
  -  Investor B Shares                  $108    $  337   $  585   $1,294
  -  Sweep Shares                       $107    $  334   $  579   $1,283
LEADER Tax-Exempt Money Market Fund
  -  Investor A Shares                  $156    $  483   $  834   $1,824
  -  Investor B Shares                  $130    $  406   $  702   $1,545
  -  Sweep Shares                       $131    $  409   $  708   $1,556


REGIONS MORGAN KEEGAN SELECT FUNDS (PRO FORMA)                    1 Year  3 Years  5 Years 10 Years
Regions Morgan Keegan Select LEADER Growth Equity Fund
  -  Class A Shares                                                $701    $1,020   $1,361  $2,324
  -  Class I Shares                                                $138    $  429   $  742  $1,633

Regions Morgan Keegan Select LEADER Growth & Income Fund
  -  Class A Shares                                                $680    $  955   $1,251  $2,093
  -  Class I Shares                                                $112    $  351   $  609  $1,348
Regions Morgan Keegan Select LEADER Balanced Fund
  -  Class A Shares                                                $711    $1,049   $1,411  $2,427
  -  Class I Shares                                                $143    $  445   $  769  $1,689

Regions Morgan Keegan Select LEADER Intermediate Bond Fund
  -  Class A Shares                                                $310    $  544   $  796  $1,521
  -  Class I Shares                                                $ 87    $  272   $  473  $1,055

Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund
  -  Class A Shares                                                $349    $  663   $1,000  $1,953
  -  Class I Shares                                                $127    $  395   $  684  $1,508

Regions Morgan Keegan Select LEADER Money Market Fund
  -  Class A Shares                                                $126    $  392   $  678  $1,497
  -  Class I Shares                                                $ 75    $  234   $  408  $  912

Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund
  -  Class A Shares                                                $147    $  457   $  790  $1,733
  -  Class I Shares                                                $ 96    $  301   $  522  $1,162

COMPARISON OF PURCHASES, REDEMPTIONS AND EXCHANGES

           The following table highlights redemption and exchange features of the Acquired Funds compared to those of the Acquiring Funds.


                         ACQUIRED FUNDS                    ACQUIRING FUNDS
PURCHASES        Through BISYS or other            Through Morgan Keegan or other
                 intermediary, such intermediary   intermediary, such intermediary
                 may accept orders to purchase     may purchase shares by mail,
                 shares by telephone, mail,        telephone, or by systematic
                 overnight service, wire, the      withdrawal.
                 systematic withdrawal plan or
                 by check writing (Money Funds
                 only).

REDEMPTIONS      Through BISYS or other            Through Morgan Keegan or other

                                                    intermediary, such intermediary       intermediary, such intermediary
                                                    may accept orders to redeem shares    may purchase shares by mail,
                                                    by telephone, mail, overnight         telephone, or by systematic
                                                    service, wire, the systematic         withdrawal.
                                                    withdrawal plan or by check writing
                                                   (Money Funds only).

EXCHANGES                                           With other LEADER Funds               With other funds in the Regions
                                                   (currently 8 in total) -- through      Morgan Keegan Select family of
                                                    BYSIS, or other intermediary, by      mutual funds (expected to be 20
                                                    mail or telephone.                    funds), including the Acquired
                                                                                          Funds -- through Morgan Keegan or
                                                                                          other intermediary by telephone or
                                                                                          mail.

CALCULATING NET ASSET VALUE

      Each Acquired Fund, except for the Money Market Fund and the Tax-Exempt Money Market Fund, calculates its net asset value per share ("NAV") once daily, at the close of regular trading on the New York Stock Exchange (the "Exchange"), normally at the 4:00 p.m. Eastern time (3:00 Central time), on all days when the Exchange is open for regular trading. The NAV of the Money Market Fund is calculated at 3:00 p.m. Eastern time (2:00 Central time), and the NAV of the Tax-Exempt Money Market Fund is calculated at 12:30 Eastern time (11:30 Central time), on all days when the Exchange is open for regular trading.

DIVIDEND DISTRIBUTION POLICY

      Each Acquiring Fund will have the same dividend and distribution policy as the corresponding Fund. After the Reorganizations, Fund shareholders who have elected to have dividends and distributions reinvested in shares of the Funds will have dividends and distributions reinvested in the Acquiring Funds.

COMPARISON OF SERVICE PROVIDERS

      As mentioned above, MAM is the investment adviser for both the Acquired Funds and the Acquiring Funds. The other service providers for the Acquired Funds and the Acquiring Funds are set forth below.

SERVICE PROVIDER                            ACQUIRED FUNDS                    ACQUIRING FUNDS
----------------                            --------------                    ---------------
ADMINISTRATOR                           BISYS Fund Services, LP            Until December 31, 2004:
                                        3435 Stelzer Road                  BISYS Fund Services, LP
                                        Columbus, Ohio 43219               3435 Stelzer Road
                                                                           Columbus, Ohio 43219

                                                                           Beginning January 1, 2005:
                                                                           Morgan Keegan & Company, Inc.
                                                                           50 North Front Street
                                                                           Memphis, TN 38103

DISTRIBUTOR                             BISYS Fund Services, LP            Morgan Keegan & Company, Inc.
                                        3435 Stelzer Road                  50 North Front Street
                                        Columbus, Ohio 43219               Memphis, TN 38103

TRANSFER AGENT                          BISYS Fund Services, Inc.          Until on or about March 31, 2005:
                                        3435 Stelzer Road                  BISYS Fund Services, Inc.
                                        Columbus, Ohio 43219               3435 Stelzer Road
                                                                           Columbus, Ohio  43219

                                                                           On or about April 1, 2005:
                                                                           Morgan Keegan & Company, Inc.
                                                                           50 North Front Street
                                                                           Memphis, TN 38103

SUB-TRANSFER AGENT                      None                               On or about April 1, 2005, for direct  accounts
                                                                           only, subject to agreement:
                                                                           BISYS Fund Services, Inc.
                                                                           3435 Stelzer Road
                                                                           Columbus, Ohio 43219

CUSTODIAN                               Regions Bank                       Same
                                        417 North 20th Street
                                        Birmingham, AL 35203

INDEPENDENT AUDITORS                    PricewaterhouseCoopers LLP         Same
                                        1000 Morgan-Keegan Tower
                                        50 North Front Street
                                        Memphis, TN 38103

LEGAL COUNSEL                           Ropes & Gray LLP                   Kirkpatrick & Lockhart LLP
                                        One International Place            1800 Massachusetts Ave., NW
                                        Boston, Massachusetts 02110        Washington, DC 20036

MANAGEMENT OF REGIONS MORGAN KEEGAN SELECT FUNDS

      If shareholders approve the Reorganization Plan, and the Reorganizations take effect, they will become shareholders of the Acquiring Trust. The Acquiring Trust has existing series and are overseen by a different board of trustees (the "Acquiring Trustees," or the "Acquiring Board") than the Board of the LEADER Funds. The individuals listed in the chart below will serve as the Acquiring Trustees. It is anticipated that one or two of the current trustees of the LEADER Funds may be invited to serve on the Acquiring Fund's Board if shareholders approve the Reorganizations.

      The chart below also includes the Acquiring Trust's officers. The officers of the Acquiring Trust are responsible for the operation of the Acquiring Trust under the direction of the Board. The Acquiring Trustees and officers and their principal occupations during the past five years are set forth below. Each Acquiring Trustee and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. An asterisk (*) indicates Acquiring Trustees and officers who are "interested persons" of the Acquiring Trust as defined by the 1940 Act by virtue of their positions with MAM and Morgan Keegan.


                         POSITION(S) HELD WITH                                               PORTFOLIOS IN FUND
                          FUNDS AND LENGTH OF     PRINCIPAL OCCUPATION DURING                  COMPLEX OVERSEEN   OTHER TRUSTEESHIPS
NAME AND AGE                  TIME SERVED             PAST FIVE YEARS                              BY TRUSTEE      HELD BY TRUSTEE
            Interested Trustees

Allen B. Morgan,         Trustee (Since 2003)    Mr. Morgan has been Chairman of Morgan              14            Regions Financial
Jr.*                                             Keegan & Company, Inc. since 1969 and                                Corporation
Age 62                                           Executive Managing Director of Morgan
                                                 Keegan & Company, Inc. since 1969. He
                                                 also has served as a Director of Morgan
                                                 Asset Management, Inc. and of Regions
                                                 Financial Corporation since 1993 and 2001,
                                                 respectively.

J. Kenneth               Trustee (Since 2003)    Mr. Alderman has been President of                  14                 None
Alderman* Age 52                                 Regions Morgan Keegan Trust Company
                                                 and Chief Executive Officer of Morgan
                                                 Asset Management, Inc. since 2002. He
                                                 has been Executive Vice President of
                                                 Regions Financial Corporation since 2000.
                                                 He served Regions as Senior Vice President
                                                 and Capital Management Group Director
                                                 and investment adviser to the Regions
                                                 Financial Corporation proprietary fund
                                                 family from 1995 to 2000. He is a
                                                 Certified Public Accountant and Chartered
                                                 Financial Analyst.

            Independent Trustees

William Jefferies        Trustee (Since 2003)    Mr. Mann has been Chairman and                      14                  None
Mann                                             President of Mann Investments, Inc. (real
Age 71                                           estate investments/private investing)
                                                 since 1985.

James Stillman R.        Trustee (Since 2003)    Mr. McFadden has been Chief Manager of              14                  None
McFadden                                         McFadden Communications, LLC
Age 47                                           (commercial printing) since 2002 and
                                                 President and Director of 1703, Inc.
                                                 (restaurant management) since 1998. He
                                                 also has served as a Director for several
                                                 private companies since 1997.

Mary S. Stone            Trustee (Since 2003)    Ms. Stone has held the Hugh Culverhouse             14                  None
Age 54                                           Endowed Chair of Accountancy at the
                                                 University of Alabama,
                                                 Culverhouse School of
                                                 Accountancy since 1981. She is
                                                 also a member of Financial
                                                 Accounting Standards Advisory
                                                 Council, AICPA, Accounting
                                                 Standards Executive Committee
                                                 and AACSB International
                                                 Accounting Accreditation
                                                 Committee.

                                                                                                   NUMBER OF
                         POSITION(S) HELD WITH                                                PORTFOLIOS IN FUND
                         FUNDS AND LENGTH OF        PRINCIPAL OCCUPATION DURING                 COMPLEX OVERSEEN  OTHER TRUSTEESHIPS
NAME AND AGE                  TIME SERVED                PAST FIVE YEARS                           BY TRUSTEE       HELD BY TRUSTEE
W. Randall Pittman,      Trustee (Since 2003)    Mr. Pittman has been Chief Financial                14                  None
Age 50                                           Officer of Emageon, Inc. (healthcare
                                                 information systems) since
                                                 2002. From 1999 to 2002, he was
                                                 Chief Financial Officer of
                                                 BioCryst Pharmaceuticals, Inc.
                                                 (biotechnology). From 1998 to
                                                 1999, he was Chief Financial
                                                 Officer of ScandiPharm, Inc.
                                                 (pharmaceuticals). From 1995 to
                                                 1998, he served as Senior Vice
                                                 President - Finance of
                                                 CaremarkRx (pharmacy benefit
                                                 management). From 1983 to 1995,
                                                 he held various positions with
                                                 AmSouth Bancorporation (bank
                                                 holding company), including
                                                 Executive Vice President and
                                                 Controller. He is a Certified
                                                 Public Accountant, and was with
                                                 the accounting firm of Ernst &
                                                 Young, LLP from 1976 to 1983.

Archie W. Willis         Trustee (Since 2003)    Mr. Willis has been President of                    14                  None
III                                              Community Capital (financial advisory and
Age 46                                           real estate development consulting) since
                                                 1999 and Vice President of Community
                                                 Realty Company (real estate brokerage)
                                                 since 1999. He was a First Vice President
                                                 of Morgan Keegan & Company, Inc. from
                                                 1991 to 1999. He also has served as a
                                                 Director of Memphis Telecom, LLC since
                                                 2001.

                     Officers

Carter E.                President (Since 2003)  From 2002-present, Mr. Anthony has                  14                   N/A
Anthony* Age 60                                  served as President and Chief Investment
                                                 Officer of Morgan Asset Management Inc.
                                                 From 2000-2002, he served as Executive
                                                 Vice President and Director of Capital
                                                 Management Group, Regions Financial
                                                 Corporation. From 1989-2000 Mr.
                                                 Anthony was Vice President-Trust
                                                 Investments, National Bank of Commerce.

Thomas R.                Vice President (Since   Mr. Gamble has been an executive at                 14                   N/A
Gamble*                  2003)                   Regions Financial Corporation since 1981.
Age 61                                           He was a Corporate IRA Manager from
                                                 2000 to 2001 and a Senior Vice
                                                 President & Manager of Employee
                                                 Benefits at the Birmingham
                                                 Trust Department of Regions
                                                 Bank from 1981 to 2000.

                                                                                                  NUMBER OF
                         POSITION(S) HELD WITH                                                PORTFOLIOS IN FUND
                          FUNDS AND LENGTH OF      PRINCIPAL OCCUPATION DURING                  COMPLEX OVERSEEN  OTHER TRUSTEESHIPS
NAME AND AGE                    TIME SERVED              PAST FIVE YEARS                          BY TRUSTEE       HELD BY TRUSTEE
Charles D.               Secretary and Assistant Mr. Maxwell has been a Managing Director            14                   N/A
Maxwell*                 Treasurer (Since 2003)  of Morgan Keegan & Company, Inc. since
Age 50                                           1998 and Assistant Treasurer and Assistant
                                                 Secretary of Morgan Keegan & Company,
                                                 Inc. since 1994. He has been Secretary and
                                                 Treasurer of Morgan Asset Management,
                                                 Inc. since 1993. He was Senior Vice
                                                 President of Morgan Keegan & Company,
                                                 Inc. from 1995 to 1997. Mr. Maxwell was
                                                 also with Ernst & Young (accountants)
                                                 from 1976 to 1986 and served as a senior
                                                 manager from 1984 to 1986.

Joseph C. Weller*        Treasurer (Since 2003)  Mr. Weller has been Executive Vice                  14                   N/A
Age 65                                           President and Chief Financial Officer of
                                                 Morgan Keegan & Company, Inc. since
                                                 1969, Treasurer and Secretary of Morgan
                                                 Keegan & Company, Inc. since 1969 and
                                                 Executive Managing Director of Morgan
                                                 Keegan & Company, Inc. since 1969. He
                                                 also has served as a Director of Morgan
                                                 Asset Management, Inc. since 1993.

Heather Froehlich        Assistant Treasurer     Ms. Froehlich is Vice President, Business           10                   N/A
Age 34                   (Since 2003)            Manager and Relationship Manager for
                                                 Mutual Fund Services at Federated
                                                 Services Company.

J. Thompson              Assistant Secretary     Mr. Weller has been a Managing Director             14                   N/A
Weller*,                 (Since 2003)            and Controller of Morgan Keegan &
Age 39                                           Company, Inc. since October 2001. He
                                                 was Senior Vice President and
                                                 Controller of Morgan Keegan &
                                                 Company, Inc. from October
                                                 1998 to October 2001,
                                                 Controller and First Vice
                                                 President from February 1997
                                                 to October 1998, Controller
                                                 and Vice President from 1995
                                                 to February 1997 and Assistant
                                                 Controller from 1992 to 1995.

Gail C. Jones            Assistant Secretary     Ms. Jones is Counsel at Reed Smith LLP              10                   N/A
Age 50                   (Since 2003)            (since October 2002) and previously served
                                                 as Corporate Counsel (January 1997 to
                                                 September 2002) and Vice President
                                                 (January 1999 to September 2002) of
                                                 Federated Services Company.

David M. George*         Chief Compliance        Mr. George is a Senior Vice President of            14                   N/A
Age 52                   Officer (Since 2004)    Morgan Keegan & Company, Inc. Mr.
                                                 George has 20 years of
                                                 industry experience as a
                                                 Financial Adviser, Compliance
                                                 Administrator, Branch
                                                 Administrative Officer -
                                                 Private Client Group, Branch
                                                 Manager, and Assistant
                                                 Director of Compliance. Mr.
                                                 George is a member of the NASD
                                                 District 5 Focus Group and
                                                 Securities Industry
                                                 Association's Compliance and
                                                 Legal Division.

      The Acquiring Trust's Board has three standing committees - the Audit Committee, the Independent Trustees Committee and the Qualified Legal Compliance Committee. The standing Audit Committee consists of all the

Acquiring Trustees of who are not interested persons of the Acquiring Trust, as that term is defined in the 1940 Act ("Acquiring Independent Trustees"). The Audit Committee's function is to recommend to the Board the employment of the independent accountants to conduct the annual audit of the Acquiring Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

      The Independent Trustees Committee consists of all of the Acquiring Independent Trustees. The Committee must determine at least annually whether the Acquiring Trust's advisory, underwriting, Rule 12b-1 and other arrangements should be approved for continuance for the following year. The Independent Trustees Committee is also responsible for evaluating and recommending the selection and nomination of candidates for Acquiring Independent Trustee, assessing whether Acquiring Trustees should be added or removed from the Board and recommending to the Board policies concerning Acquiring Independent Trustee compensation, investment in the Acquiring Trust and resources.

      In addition, the Acquiring Trust has a Qualified Legal Compliance Committee ("QLCC") that consists of all of the Acquiring Independent Trustees. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Acquiring Trust or by an officer, director, employee or agent of the Acquiring Trust.

      Acquiring Trustees and officers who are interested persons of the Acquiring Trust receive no salary or fees from the Acquiring Trust. Each Acquiring Independent Trustee receives from Acquiring Trust an annual retainer of $4,000, a quarterly meeting fee of $1,000 and reimbursement for related expenses for each meeting of the Board he or she attends. Chairs of the Independent Trustees and Audit Committees each receive from the Acquiring Trust annual compensation of $500. An additional $1,500 is paid to the Acquiring Independent Trustees for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Acquiring Trustee or officer is entitled to receive pension or retirement benefits from the Acquiring Trust.

EVALUATION BY THE BOARD

      At a special meeting of the LEADER Funds Board held on October ____, 2004, the Board, including the Independent Trustees, approved each Reorganization Plan and the submission of each Reorganization Plan to shareholders for their approval. The Board unanimously recommends that shareholders of each Acquired Fund vote to approve the Reorganization Plan relating to that Fund.

      In evaluating the proposed Reorganizations, the Board held numerous special meetings, and requested and reviewed extensive information regarding the proposals. This information included, without limitation, extensive information regarding the Board of the Acquiring Trust and its governance practices, the arrangements pursuant to which investment advisory and other services would be provided to each Acquiring Fund, and the fees and expenses of each Acquiring Fund. In the course of their review, the Board also met with representatives of senior management at MAM and several independent trustees of the Acquiring Trust. After careful consideration of all information that the Board believed to be reasonably necessary to reach its conclusion, the Board unanimously determined to approve each Reorganization Plan and to recommend its approval by the shareholders of the relevant Acquired Fund. The factors considered by the Board with respect to the Reorganizations included, among others:

   - MAM's representations that the investment objective, strategies, policies, restrictions and risks of each Acquiring Fund would be identical to its counterpart Acquired Fund.

   - The shareholder fees and expenses of each Acquiring Fund are expected to be no greater (and, with respect to certain expenses, lower) than the current fees and expenses of the Acquired Fund.

   - MAM's contractual commitment to waive, through at least December 31, 2005, the same portion of each Acquiring Fund's advisory fee that it voluntarily waived with respect to the counterpart Acquired Fund during the fiscal year ended August 31, 2004.

   - MAM's commitment to bear all costs associated with the Reorganizations, including the costs of the shareholder meeting, soliciting shareholders, all trustee fees paid in respect of special meetings held for the purpose of evaluating the Reorganizations, and related counsel fees.

   - MAM's representations that BISYS, which currently provides distribution, administrative, accounting and transfer agency services to the Acquired Funds, would continue to provide certain services to the Acquiring Funds, including administrative, accounting and sub-transfer agency services.

   - Shareholders of the Acquired Funds would, upon consummation of the Reorganizations, be part of a larger fund family that is expected to have over $4 billion in assets, and with its focus on distribution through Morgan Keegan and Regions Bank.

   - Each Acquiring Fund, through its exchange features, would offer shareholders the opportunity to select among a wider universe of funds than that currently offered shareholders of the Acquired Funds.

   - Shareholders of each Acquired Fund would receive shares of equal aggregate value in the counterpart Acquiring Fund, so that there would be no dilution with respect to their shares as a result of the Reorganization.

   - Shareholders of each class of shares of each Acquired Fund would receive a class of shares of the counterpart Acquiring Fund with an expense structure at least as favorable as their current share class.

   - The Reorganizations would be effected on a tax-free basis for federal income tax purposes, and shareholders of the Acquired Funds will not recognize any gain or loss as a result of the Reorganizations.

      Based on these and other reasons, the Trustees unanimously concluded that the Reorganizations were in the best interests of each Acquiring Fund and its shareholders. These determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

REQUIRED VOTE

      Approval of the Reorganization Plan will require the affirmative vote of a majority of the Acquired Fund. If the shareholders of the Fund do not approve the Reorganization Plan, the Trustees will take such further action as they may deem to be in the best interests of the Fund.

       THE BOARD OF TRUSTEES OF LEADER FUNDS UNANIMOUSLY RECOMMENDS THAT
                     YOU VOTE "FOR" APPROVAL OF PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE REORGANIZATION PLAN BETWEEN LEADER FUNDS AND MORGAN
                            KEEGAN SELECT FUND, INC.

      At a meeting of the Board of the LEADER Funds held on September 30, 2004, the Trustees approved the Reorganization Plan between the Trust and Morgan Keegan Select Fund, Inc. substantially in the form attached to this Proxy Statement as Appendix C, which qualifies in its entirety the following discussion. For the reasons set forth below, the Trustees, including all of the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees"), have determined that the Reorganization is in the best interests of the shareholders of the Short-Term Bond Fund (the "Acquired Fund").

      The LEADER Funds now submits to the shareholders of the LEADER Short-Term Bond Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of the LEADER Funds will execute and implement the Reorganization Plan. If approved, the Reorganizations are expected to take effect on or about the close of business on December 1, 2004, as that date may be adjusted from time to time. If a Reorganization is not completed for any reason with respect to the Acquired Fund, the Board will consider various options with respect to the Acquired Fund, which may include liquidation and dissolution of the Acquired Fund.

SUMMARY OF THE REORGANIZATIONS

      The Reorganization Plan provides for the transfer of all of the assets and liabilities of each Acquired Fund in exchange for shares of the corresponding Acquiring Fund. Immediately thereafter, each Acquired Fund will liquidate and distribute the shares of the Acquiring Fund received in the exchange to their shareholders, and then the corresponding LEADER Fund will be dissolved.

      After the Reorganization, each shareholder of the Acquired Fund will own the same number of shares in the corresponding Acquiring Fund as he or she held as of the close of business on the business day preceding the closing of the Reorganization. Further, the value of the shares held immediately after the Reorganization will be the same as it was immediately prior to the consummation of the Reorganization. Until the Reorganization, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Reorganization will be treated as requests received by the Acquiring Fund for the redemption of the shares received by the shareholder in the Reorganization.

      The Reorganization is intended to qualify for federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Acquired Fund nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan.

ACQUIRING FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

      Each corresponding Acquiring Fund will have investment objectives, strategies and policies that are identical to its counterpart Acquired Fund. A detailed description of each Acquired Fund's investment objectives and principal investment strategies is found in the LEADER Funds' Prospectus dated January 1, 2004, a copy of which has been furnished to shareholders.

ACQUIRING FUND'S FEES AND EXPENSES

      The following table shows a comparison of the current fees and expenses of the Acquired Fund and estimated pro forma fees and expenses of the Acquiring Fund, giving effect to the Reorganization. Expenses for the Acquired Fund do not reflect the voluntary expense limitation arrangement currently in effect, which may be terminated at any time. Pro forma fees, expenses and examples for the Acquiring Fund reflect estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization.

OPERATING EXPENSES

                                                                                REGIONS MORGAN KEEGAN SELECT LEADER
                                           LEADER SHORT-TERM BOND FUND                  SHORT TERM BOND FUND
                                                     CURRENT                                PRO FORMA
                                           Investor A   Investor B  Institutional     Class A              Class I
                                           ----------   ----------  -------------    ----------         -------------
Investment Advisory Fee                     0.55          0.55         0.55             0.55                 0.55
Administrative Fee                          0.20          0.20         0.20             0.12                 0.12
Shareholder Service Fee                        -          0.25         0.30                -                    -
Distribution (12b-1) Fee                    0.30          0.75            -             0.25                    -
Other Operating Expenses                    0.33          0.34         0.34             0.33                 0.34

        TOTAL ANNUAL OPERATING EXPENSES     1.38          2.09         1.39             1.25***              1.01***

SALES CHARGES

LEADER SHORT TERM BOND FUND

SHAREHOLDER FEES (fees paid directly from your investment)                Investor A          Investor B    Institutional
Maximum sales charge (Load)                                                4.75%               None          None
(as a percentage of offering price)                                        None                None          None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                          None                None          None
Maximum deferred sales charge (Load)*                                      None                5.00%         None
Redemption fee (as a percentage of amount redeemed)
                                                                           2.00%               2.00%         None
Exchange fee                                                               None                None          None
Maximum Account fee                                                        None                None          None

REGIONS MORGAN KEEGAN SELECT LEADER SHORT TERM BOND FUND


SHAREHOLDER FEES (fees paid directly from your investment)                Class A             Class I
Maximum sales charge (Load)                                                1.50%               None
(as a percentage of offering price)                                        None                None
Maximum Sales charge (Load) imposed on reinvested
dividends and other distributions                                          None                None
Maximum deferred sales charge (Load)*                                      None                None
Redemption fee (as a percentage of amount redeemed)
                                                                           None                None
Exchange fee                                                               None                None
Maximum Account fee                                                        None                None

* On purchases of Investor A Shares over $1 million, a Fund may charge a 1% a Contingent Deferred Sales Charge, or "CDSC," on amounts redeemed with two years after purchase by shareholders that would have otherwise been subject to a sales charge.

** On purchases of $1 million or more, a CDSC of 1.00% of the redemption amount will apply to Class A Shares redeemed within 12 months of the purchase.

*** Through December 31, 2005, MAM will continue to waive contractually 0.20% of its investment advisory fees from the Short-Term Bond Fund. As a result of the MAM's contractual waiver of a portion of its advisory fee and recent changes in the Fund's net assets, as of the date of this Proxy Statement, net annual operating expenses from the Short-Term Bond Fund are expected to be 1.05% for Class A Shares and 0.81% for Class I Shares. Actual fund expenses may be higher or lower for a range of reasons, including fluctuations in assets and differences between estimated and actual expenses incurred in the Fund.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Acquired Fund and in the Acquiring Fund on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in the Acquired Fund and in the Acquiring Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as currently shown in the above-tables. The same assumptions apply in the case of the Acquiring Fund. The 5% return is an assumption and is not intended to portray past or future investment results. [The example assumes termination of the voluntary expense caps for the Acquired Fund (for all periods shown).] Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

                                                    1 Year        3 Years       5 Years       10 Years
LEADER Short-Term Bond Fund
  -    Investor A Shares                                 $608          $888          $1,189        $2,043
  -    Investor B Shares                                 $711          $952          $1,319        $2,229
  -    Institutional Shares                              $140          $437          $  755        $1,657

                                                       1 Year        3 Years       5 Years      10 Years
Regions Morgan Keegan Select LEADER Short-Term Bond
Fund

  -      Class A Shares                                 $276          $542          $829         $1,647
  -      Class I Shares                                 $103          $323          $560         $1,244

COMPARISON OF PURCHASES, REDEMPTIONS AND EXCHANGES

      The following table highlights redemption and exchange features of the Acquired Funds compared to those of the Acquiring Funds.

                                            ACQUIRED FUNDS                                    ACQUIRING FUNDS
PURCHASES                         Through BISYS or other                            Through Morgan Keegan or other
                                  intermediary; such intermediary may               intermediary, such intermediary may
                                  accept orders to purchase shares by               accept orders to purchase shares by
                                  mail, wire or by automatic                        mail, telephone or by systematic
                                  investment.                                       withdrawal.

REDEMPTIONS                       Through BISYS or other                            Through Morgan Keegan or other
                                  intermediary, such intermediary may               intermediary, such intermediary may
                                  accept orders to redeem shares by                 accept orders to redeem shares by
                                  telephone, mail, overnight service,               mail, telephone, or by systematic
                                  wire, the systematic withdrawal plan              withdrawal.
                                  or by check writing (Money Funds
                                  only).

EXCHANGES                         With other LEADER Funds                           With other funds in the Regions
                                  (currently 8 in total) -- through                 Morgan Keegan Select family of
                                  BISYS, or other intermediary, by                  mutual funds (expected to be 20
                                  mail or telephone.                                funds), including the Acquired
                                                                                    Funds -- through Morgan Keegan
                                                                                    or other intermediary by telephone
                                                                                    or mail.

CALCULATING NET ASSET VALUE

      The Acquired Fund calculates its net asset value per share ("NAV") at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The Acquiring Fund will calculate their NAV in a similar manner.

DIVIDEND DISTRIBUTION POLICY

      The Acquiring Fund will have the same dividend and distribution policy as the corresponding Fund. After the Reorganization, Fund shareholders who have elected to have dividends and distributions reinvested in shares of the Funds will have dividends and distributions reinvested in the Acquiring Fund.

COMPARISON OF SERVICE PROVIDERS

      As mentioned above, MAM is the investment adviser for both the Acquired Funds and the Acquiring Funds. The other service providers for the Acquired Funds and the Acquiring Funds are set forth below.

SERVICE PROVIDER                         ACQUIRED FUNDS                         ACQUIRING FUNDS
----------------                         --------------                         ---------------
ADMINISTRATOR                          BISYS Fund Services, LP                Until December 31, 2004:
                                       3435 Stelzer Road                      BISYS Fund Services, LP
                                       Columbus, Ohio 43219                   3435 Stelzer Road
                                                                              Columbus, Ohio 43219

                                                                              Beginning January 1, 2005:
                                                                              Morgan Keegan & Company, Inc.
                                                                              50 Front Street

                                                                Memphis, TN 38103

DISTRIBUTOR                    BISYS Fund Services, LP          Morgan Keegan & Company, Inc.
                               3435 Stelzer Road                50 North Front Street
                               Columbus, Ohio 43219             Memphis, TN 38103

TRANSFER AGENT                 BISYS Fund Services, Inc.        Until on or about March  31, 2005:
                               3435 Stelzer Road                BISYS Fund Services, Inc.
                               Columbus, Ohio 43219             3435 Stelzer Road
                                                                Columbus, Ohio  43219

                                                                On or about April 1, 2005:
                                                                Morgan Keegan & Company, Inc.
                                                                50 North Front Street
                                                                Memphis, TN 38103

SUB-TRANSFER AGENT             None                             On or about April 1, 2005, for direct
                                                                accounts only, subject to agreement:
                                                                BISYS Fund Services, Inc.
                                                                3435 Stelzer Road
                                                                Columbus, Ohio 43219

CUSTODIAN                      Regions Bank                     Same
                               417 North 20th Street
                               Birmingham, AL 35203

INDEPENDENT AUDITORS           PricewaterhouseCoopers LLP       Same
                               1000 Morgan-Keegan Tower
                               50 North Front Street
                               Memphis, TN 38103

LEGAL COUNSEL                  Ropes & Gray LLP                 Kirkpatrick & Lockhart LLP
                               One International Place          1800 Massachusetts Ave., NW
                               Boston, Massachusetts 02110      Washington, DC 20036

MANAGEMENT OF MORGAN KEEGAN SELECT FUND, INC.

            If shareholders approve the Reorganization Plan, and the Reorganization takes effect, they will become shareholders of the Acquiring Corporation, which has existing series and its own Board of Directors (the "Acquiring Directors," or the "Acquiring Board"). The individuals listed below will serve as the Acquiring Directors. The individuals listed in the chart below will serve as the Acquiring Directors. It is anticipated that one or two of the current trustees of the LEADER Funds may be invited to serve on the Acquiring Fund's Board if shareholders approve the Reorganizations.

            The chart below also includes the Acquiring Corporation's officers. The officers of the Acquiring Corporation are responsible for the operation of the Acquiring Corporation under the direction of the Board. The Acquiring Directors and officers and their principal occupations during the past five years are set forth below. Each Acquiring Directors and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. An asterisk (*) indicates Acquiring Directors and officers who are "interested persons" of the Acquiring Corporation as defined by the 1940 Act by virtue of their positions with MAM and Morgan Keegan.

                                                                                              NUMBER OF
                        POSITION(S) HELD WITH                                             PORTFOLIOS IN FUND
                        FUNDS AND LENGTH OF        PRINCIPAL OCCUPATION DURING              COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
    NAME AND AGE             TIME SERVED                 PAST FIVE YEARS                      BY DIRECTOR        HELD BY DIRECTOR
            Interested Directors

Allen B.              Director (Since 1999)    Mr. Morgan has been Chairman of Morgan            14            Regions Financial
Morgan, Jr.*                                   Keegan & Company, Inc. since 1969 and                              Corporation
Age 62                                         Executive Managing Director of Morgan
                                               Keegan & Company, Inc. since 1969.  He
                                               also has served as a Director of Morgan
                                               Asset Management, Inc. and of Regions
                                               Financial Corporation since 1993 and
                                               2001, respectively.

J. Kenneth            Director (Since 2003)    Mr. Alderman has been President of                14                   None
Alderman*                                      Regions Morgan Keegan Trust Company and
Age 52                                         Chief Executive Officer of Morgan Asset
                                               Management, Inc. since 2002.  He has
                                               been Executive Vice President of
                                               Regions Financial Corporation since
                                               2000.  He served Regions as Senior Vice
                                               President and Capital Management Group
                                               Director and investment adviser to the
                                               Regions Financial Corporation
                                               proprietary fund family from 1995 to
                                               2000.  He is a Certified Public
                                               Accountant and Chartered Financial
                                               Analyst.

            Independent Directors

William Jefferies     Director (Since 1999)    Mr. Mann has been Chairman and                    14                   None
Mann                                           President of Mann Investments, Inc.
Age 71                                         (real estate investments/private
                                               investing) since 1985.

James Stillman        Director (Since 1999)    Mr. McFadden has been Chief Manager of            14                   None
R. McFadden                                    McFadden Communications, LLC
Age 47                                         (commercial printing) since 2002 and
                                               President and Director of 1703, Inc.
                                               (restaurant management) since 1998.  He
                                               also has served as a Director for
                                               several private companies since 1997.

Mary S. Stone         Director (Since 2003)    Ms. Stone has held the Hugh Culverhouse           14                   None
Age 54                                         Endowed Chair of Accountancy at the
                                               University of Alabama,
                                               Culverhouse School of Accountancy
                                               since 1981. She is also a member
                                               of Financial Accounting Standards
                                               Advisory Council, AICPA,
                                               Accounting Standards Executive
                                               Committee and AACSB International
                                               Accounting Accreditation
                                               Committee.

                                                                                              NUMBER OF
                        POSITION(S) HELD WITH                                             PORTFOLIOS IN FUND
                        FUNDS AND LENGTH OF        PRINCIPAL OCCUPATION DURING              COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
    NAME AND AGE             TIME SERVED                 PAST FIVE YEARS                      BY DIRECTOR        HELD BY DIRECTOR
W. Randall Pittman,   Director (Since 2003)    Mr. Pittman has been Chief Financial              14                   None
Age 50                                         Officer of Emageon, Inc. (healthcare
                                               information systems) since 2002.  From
                                               1999 to 2002, he was Chief
                                               Financial Officer of BioCryst
                                               Pharmaceuticals, Inc.
                                               (biotechnology). From 1998 to
                                               1999, he was Chief Financial
                                               Officer of ScandiPharm, Inc.
                                               (pharmaceuticals). From 1995 to
                                               1998, he served as Senior Vice
                                               President - Finance of CaremarkRx
                                               (pharmacy benefit management).
                                               From 1983 to 1995, he held
                                               various positions with AmSouth
                                               Bancorporation (bank holding
                                               company), including Executive
                                               Vice President and Controller. He
                                               is a Certified Public Accountant,
                                               and was with the accounting firm
                                               of Ernst & Young, LLP from 1976
                                               to 1983.

Archie W. Willis III                           Mr. Willis has been President of
Age 46                Director (Since 2002)    Community Capital (financial advisory             14                   None
                                               and real estate development
                                               consulting) since 1999 and Vice
                                               President of Community Realty
                                               Company (real estate brokerage)
                                               since 1999. He was a First Vice
                                               President of Morgan Keegan &
                                               Company, Inc. from 1991 to 1999.
                                               He also has served as a Director
                                               of Memphis Telecom, LLC since
                                               2001.

                   Officers
                                                                                                 N/A                  N/A
Carter  E.            President (Since 2003)   From 2002-present, Mr. Anthony has
Anthony*  Age 60                               served as President and Chief
                                               Investment Officer of Morgan Asset
                                               Management Inc.  From 2000-2002, he
                                               served as Executive Vice President and
                                               Director of Capital Management Group,
                                               Regions Financial Corporation.  From
                                               1989-2000 Mr. Anthony was Vice
                                               President-Trust Investments, National
                                               Bank of Commerce.

Thomas R. Gamble*     Vice-President (Since    Mr. Gamble has been an executive at               N/A                  N/A
Age 61                2003)                    Regions Financial Corporation since
                                               1981. He was a Corporate IRA
                                               Manager from 2000 to 2001 and a
                                               Senior Vice President & Manager
                                               of Employee Benefits at the
                                               Birmingham Trust Department of
                                               Regions Bank from 1981 to 2000.

                                                                                              NUMBER OF
                        POSITION(S) HELD WITH                                             PORTFOLIOS IN FUND
                        FUNDS AND LENGTH OF        PRINCIPAL OCCUPATION DURING              COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
    NAME AND AGE             TIME SERVED                 PAST FIVE YEARS                      BY DIRECTOR        HELD BY DIRECTOR
Charles D.            Secretary and            Mr. Maxwell has been a Managing                   N/A                  N/A
Maxwell*              Assistant Treasurer      Director of Morgan Keegan & Company,
Age 50                (Since 1999)             Inc. since 1998 and Assistant Treasurer
                                               and Assistant Secretary of Morgan
                                               Keegan & Company, Inc. since 1994.  He
                                               has been Secretary and Treasurer of
                                               Morgan Asset Management, Inc. since
                                               1993.  He was Senior Vice President of
                                               Morgan Keegan & Company, Inc. from 1995
                                               to 1997. Mr. Maxwell was also with
                                               Ernst & Young (accountants) from 1976
                                               to 1986 and served as a senior manager
                                               from 1984 to 1986.

Joseph C.             Treasurer (Since 1999)   Mr. Weller has been Executive Vice                N/A                  N/A
Weller*                                        President and Chief Financial Officer
Age 65                                         of Morgan Keegan & Company, Inc. since
                                               1969, Treasurer and Secretary of Morgan
                                               Keegan & Company, Inc. since 1969 and
                                               Executive Managing Director of Morgan
                                               Keegan & Company, Inc. since 1969.  He
                                               also has served as a Director of Morgan
                                               Asset Management, Inc. since 1993.

J. Thompson           Assistant Secretary      Mr. Weller has been a Managing Director           N/A                  N/A
Weller*,              (Since 2003)             and Controller of Morgan Keegan &
Age 39                                         Company, Inc. since October 2001.  He
                                               was Senior Vice President and
                                               Controller of Morgan Keegan &
                                               Company, Inc. from October 1998
                                               to October 2001, Controller and
                                               First Vice President from
                                               February 1997 to October 1998,
                                               Controller and Vice President
                                               from 1995 to February 1997 and
                                               Assistant Controller from 1992 to
                                               1995.

David M.              Chief Compliance         Mr. George is a Senior Vice President             N/A                  N/A
George*               Officer                  of Morgan Keegan & Company, Inc.  He
Age 52                                         has twenty years of industry experience
                                               as a Financial Adviser, Compliance
                                               Administrator, Branch Administrative
                                               Officer-Private Client Group, Branch
                                               Manager, and Assistant Director of
                                               Compliance.  Mr. George is a member of
                                               the NASD District 5 Focus Group and
                                               Securities Industry Association's
                                               Compliance and Legal Division

            The Acquiring Corporation's Board has three standing committees - the Audit Committee, the Independent Directors Committee and the Qualified Legal Compliance Committee. The standing Audit Committee consists of all the Acquiring Directors of who are not interested persons of the Acquiring Corporation, as that term is defined in the 1940 Act ("Acquiring Independent Directors"). The Audit Committee's function is to recommend to the Board the employment of the independent accountants to conduct the annual audit of the Acquiring Corporation's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

            The Independent Directors Committee must determine at least annually whether the Acquiring Corporation's advisory, underwriting, Rule 12b-1 and other arrangements should be approved for continuance for the following year. The Independent Directors Committee is also responsible for evaluating and recommending the selection and nomination of candidates for Acquiring Independent Director, assessing whether Acquiring Directors should be added or removed from the Board and recommending to the Board policies concerning Acquiring Independent Director compensation, investment in the Acquiring Corporation and resources.

            In addition, the Acquiring Corporation has a Qualified Legal Compliance Committee ("QLCC") that consists of all of the Independent Directors. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Acquiring Corporation or by an officer, director, employee or agent of the Acquiring Corporation.

            Acquiring Directors and Officers who are interested persons of the Acquiring Corporation receive no salary or fees from the Acquiring Corporation. Each Acquiring Independent Director receives from Acquiring Corporation an annual retainer of $4,000, a quarterly meeting fee of $1,000 and reimbursement for related expenses for each meeting of the Board he or she attends. Chairs of the Independent Directors and Audit Committees each receive from the Acquiring Corporation annual compensation of $500. An additional $1,500 is paid to the Acquiring Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Acquiring Director or Officer is entitled to receive pension or retirement benefits from the Acquiring Corporation.

EVALUATION BY THE BOARD

            At a special meeting of the LEADER Funds Board held on October ____, 2004, the Board, including the Independent Trustees, approved each Reorganization Plan and the submission of each Reorganization Plan to shareholders for their approval. The Board unanimously recommends that shareholders of each Acquired Fund vote to approve the Reorganization Plan relating to that Fund.

            In evaluating the proposed Reorganizations, the Board held numerous special meetings, and requested and reviewed extensive information regarding the proposals. This information included, without limitation, extensive information regarding the Board of the Acquiring Trust and its governance practices, the arrangements pursuant to which investment advisory and other services would be provided to each Acquiring Fund, and the fees and expenses of each Acquiring Fund. In the course of their review, the Board also met with representatives of senior management at MAM and several independent trustees of the Acquiring Trust. After careful consideration of all information that the Board believed to be reasonably necessary to reach its conclusion, the Board unanimously determined to approve each Reorganization Plan and to recommend its approval by the shareholders of the relevant Acquired Fund. The factors considered by the Board with respect to the Reorganizations included, among others:

      - MAM's representations that the investment objective, strategies, policies, restrictions and risks of each Acquiring Fund would be identical to its counterpart Acquired Fund.

      - The shareholder fees and expenses of each Acquiring Fund are expected to be no greater (and, with respect to certain expenses, lower) than the current fees and expenses of the Acquired Fund.

      - MAM's contractual commitment to waive, through at least December 31, 2005, the same portion of each Acquiring Fund's advisory fee that it voluntarily waived with respect to the counterpart Acquired Fund during the fiscal year ended August 31, 2004.

      - MAM's commitment to bear all costs associated with the Reorganizations, including the costs of the shareholder meeting, soliciting shareholders, all trustee fees paid in respect of special meetings held for the purpose of evaluating the Reorganizations, and related counsel fees.

      - MAM's representations that BISYS, which currently provides distribution, administrative, accounting and transfer agency services to the Acquired Funds, would continue to provide certain services to the Acquiring Funds, including administrative, accounting and sub-transfer agency services.

      - Shareholders of the Acquired Funds would, upon consummation of the Reorganizations, be part of a larger fund family that is expected to have over $4 billion in assets, and with its focus on distribution through Morgan Keegan and Regions Bank.

      - Each Acquiring Fund, through its exchange features, would offer shareholders the opportunity to select among a wider universe of funds than that currently offered shareholders of the Acquired Funds.

      - Shareholders of each Acquired Fund would receive shares of equal aggregate value in the counterpart Acquiring Fund, so that there would be no dilution with respect to their shares as a result of the Reorganization.

      - Shareholders of each class of shares of each Acquired Fund would receive a class of shares of the counterpart Acquiring Fund with an expense structure at least as favorable as their current share class.

      - The Reorganizations would be effected on a tax-free basis for federal income tax purposes, and shareholders of the Acquired Funds will not recognize any gain or loss as a result of the Reorganizations.

            Based on these and other reasons, the Trustees unanimously concluded that the Reorganizations were in the best interests of each Acquiring Fund and its shareholders. These determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

REQUIRED VOTE

            Approval of the Reorganization Plan will require the affirmative vote of a majority of the Acquired Fund. If the shareholders of the Fund do not approve the Reorganization Plan, the Trustees will take such further action as they may deem to be in the best interests of the Fund.

       THE BOARD OF TRUSTEES OF LEADER FUNDS UNANIMOUSLY RECOMMENDS THAT
                     YOU VOTE "FOR" APPROVAL OF PROPOSAL 3.

                                  MISCELLANEOUS

            Other Business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

            Ownership Information. Appendix D sets forth those persons who are known to be beneficial owners of more than five percent of the shares of any class of any Fund as of the Record Date. As of the Record Date, the Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.

            Date for Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold any annual meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any special meeting must be received by the Trust a reasonable period of time before the Trust begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

            Adjournment. In the event that sufficient votes in favor of any of the proposals set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to occur within a reasonable time after the date set for the original meeting to permit further solicitation of proxies with respect to any of such proposals. Any adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any such additional solicitation and of any adjourned session will be borne by MAM.

            Addresses of Investment Adviser, Administrator and Distributor. MAM, the proposed Investment Adviser for each Fund, is located at 417 North 20th Street, Birmingham, Alabama 35203. BISYS L.P. each Fund's administrator and distributor, is located at 3435 Stelzer Road, Columbus, Ohio 43219.

            Address of Principal Executive Officers. The address of each of the Trust's principal executive officers is 3435 Stelzer Road, Columbus, Ohio 43219.

                                   APPENDIX A:
                      FORM OF INVESTMENT ADVISORY AGREEMENT

                               LEADER MUTUAL FUNDS

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made as of [______], 2004 between LEADER Mutual Funds, a Massachusetts business trust (herein called the "Trust"), and Morgan Asset Management, Inc. (herein called the "Investment Adviser").

      WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory services to each investment portfolio of the Trust listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as a "Fund" and collectively as the "Funds"), and the Investment Adviser represents that it is willing and possesses legal authority to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      2. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide a continuous investment program for the Trust, including investment research and management with respect to all securities and investments and cash equivalents of the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to a Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Trust's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

            (a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

            (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

            (c) will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. Unless and until appropriate procedures are adopted by the Trustees of the Trust under Rule 17e-1 of the 1940 Act and unless the provisions of such Rule are complied with, portfolio securities will not be purchased from or sold to BISYS Fund Services, the Investment Adviser, or any affiliated person of the Trust, BISYS Fund Services, or the Investment Adviser;

            (d) will maintain all books and records with respect to the Trust's securities transactions and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

            (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential interestholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

      3. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

      4. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-3 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

      5. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

      6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly, based on the average daily net assets of each Fund as set forth on the Schedule B hereto.

      7. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under this Agreement.

      8. Duration and Termination. This Agreement will become effective as to the Trust and to each Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of each Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 2005.

      Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on December 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or, with respect to a particular Fund, by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to one or more Funds at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. If the Investment Adviser requires the Trust or a Fund to change its name so as to eliminate all references to the word "LEADER," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the affected Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

      9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

      A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to each Fund on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the applicable Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               LEADER MUTUAL FUNDS

Seal                           By:  ________________________

                               Title:  _____________________

                               MORGAN ASSET MANAGEMENT, INC.

Seal                           By:  ________________________

                               Title:  _____________________

                                                                      Schedule A

LEADER Growth Equity Fund

LEADER Growth & Income Fund

LEADER Balanced Fund

LEADER Tax-Exempt Bond Fund

LEADER Intermediate Bond Fund

LEADER Short Term Bond Fund

LEADER Tax-Exempt Money Market Fund

LEADER Money Market Fund

                                                                      Schedule B

                FUND                                          ANNUAL FEE RATE*
-----------------------------------                           ----------------
LEADER Growth Equity Fund                                          0.75%

LEADER Growth & Income Fund                                        0.75%

LEADER Balanced Fund                                               0.80%

LEADER Tax-Exempt Bond Fund                                        0.50%

LEADER Intermediate Bond Fund                                      0.50%

LEADER Short Term Bond Fund                                        0.55%

LEADER Tax-Exempt Money Market Fund                                0.40%

LEADER Money Market Fund                                           0.40%

* The Annual Fee Rates are based on the average daily net assets of the particular Fund.

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT") is made as of _________, 2004, between REGIONS MORGAN KEEGAN SELECT FUNDS, a Massachusetts business trust ("REGIONS TRUST"), on behalf of the series listed under the heading "Regions Trust Series" on Schedule A to this Agreement ("Schedule A"), each a segregated portfolio of assets ("series") thereof (each a "NEW FUND"), and LEADER MUTUAL FUNDS, a Massachusetts business trust ("LEADER TRUST"), on behalf of its series listed under the heading "LEADER Trust Series" on Schedule A (each an "OLD FUND"), and, solely for purposes of paragraph 6.2, MORGAN ASSET MANAGEMENT, INC. ("ADVISER"). (Each of the New Funds and Old Funds is sometimes referred to herein as a "FUND," and each of Regions Trust and LEADER Trust is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Regions Trust on New Fund's behalf and by LEADER Trust on Old Fund's behalf.

      The Investment Companies wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("REGULATIONS"). The reorganization will involve Old Fund's changing its identity, form, and place of organization -- by converting from a series of LEADER Trust to a series of Regions Trust -- by transferring its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund's business) in exchange solely for voting shares of common stock of New Fund and New Fund's assumption of Old Fund's liabilities, followed by the distribution of those shares pro rata to the holders of shares of beneficial interest in Old Fund constructively in exchange therefor and in complete liquidation of Old Fund, all on the terms and conditions set forth herein. (All such transactions are referred to herein as the "REORGANIZATION.")

      Each Investment Company's Board of Trustees/Directors (each, a "BOARD") has (1) duly adopted and approved this Agreement and the transactions contemplated hereby and (2) determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

      Old Fund currently has four classes of shares of beneficial interest, Class A shares, Class B shares, Class I shares and Sweep shares ("CLASS A OLD FUND SHARES", "CLASS B OLD FUND SHARES, "CLASS I OLD FUND SHARES" and "SWEEP OLD FUND SHARES," respectively, and, collectively, "OLD FUND SHARES"). New Fund has two classes of shares of common stock, designated Class A shares and Class I shares ("CLASS A NEW FUND SHARES" and "CLASS I NEW FUND SHARES," respectively, and, collectively, "NEW FUND SHARES"). Class A Old Fund Shares and Class B Old Fund Shares will be merged into Class A New Fund Shares at the Effective Time (as defined in paragraph 2.1). Class I Old Fund Shares and Sweep Old Fund Shares will be merged into Class I New Fund Shares at the Effective Time. The rights, powers, privileges, and obligations of the identically designated classes of the Funds' shares are substantially similar.

      In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION

      1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 to New Fund as of the Effective Time. New Fund agrees in exchange therefor -

      (a)   to issue and deliver to Old Fund the number of full and fractional
            (i) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding, (ii) Class A New Fund Shares determined by dividing Old Fund's net value attributable to the Class B Old Fund Shares by the net asset value of a Class A New Fund Share, (iii) Class I New Fund Shares equal to the number of full and fractional Class I Old Fund Shares then outstanding, and (iv) Class I New Fund Shares determined by dividing Old Fund's net value attributable to the Sweep Old Fund Shares by the net asset value of a Class I New Fund Share (all references herein to "fractional" shares mean fractions rounded to the third decimal place), and

      (b)   to assume all of Old Fund's liabilities described in paragraph 1.3.

These transactions shall take place at the Closing (as defined in paragraph
2.1).

      1.2. Old Fund's assets to be acquired by New Fund shall consist of all property Old Fund owns -- including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as an asset on Old Fund's books -- at the Effective Time (collectively, "ASSETS").

      1.3. Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Effective Time. New Fund shall assume all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement (collectively, "LIABILITIES"). Old Fund's Liabilities shall include, but not be limited to, any obligation to indemnify the trustees of the LEADER Trust as provided in Old Fund's Agreement and Declaration of LEADER Trust, as amended ("DECLARATION") and By-Laws.

      1.4. At or before the Closing, New Fund shall redeem the Initial Share for [$10.00]. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a "SHAREHOLDER"), constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund. That distribution shall be accomplished by transferring the New Fund Shares then credited to Old Fund's account on New Fund's [share transfer books] ("SHARE RECORDS") to accounts LEADER Trust's transfer agent opens on those Share Records in the Shareholders' names, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the respective pro rata number of Class A New Fund Shares due that Shareholder, the account for each Shareholder that holds Class B Old Fund Shares shall be credited with the respective pro rata number of Class A New Fund Shares due that Shareholder, the account for each Shareholder that holds Class I Old Fund Shares shall be credited with the respective pro rata number of Class I Old Shares due that Shareholder, and the account for each Shareholder that holds Sweep Old Fund Shares shall be credited with the respective pro rata number of Class I New Fund Shares due that Shareholder). All issued and outstanding Old Fund Shares shall simultaneously be canceled on Old Fund's Share Records. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

      1.5. As soon as reasonably practicable after the distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of LEADER Trust and any further actions shall be taken in connection therewith as required by applicable law.

      1.6. Any reporting responsibility of Old Fund, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain Old Fund's (and LEADER Trust's) sole responsibility.

      1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's Share Records at the Effective Time of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.    CLOSING AND EFFECTIVE TIME

      2.1. The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at 50 North Front Street, Memphis, Tennessee, on December [__], 2004, or at such other place and/or time as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the Closing Date ("EFFECTIVE TIME").

      2.2. LEADER Trust shall direct its custodian ("CUSTODIAN") to deliver at the Closing a certificate of an authorized representative (a) verifying the information (including adjusted basis and holding period for federal income tax purposes, by lot) concerning the Assets, including all portfolio securities, and
(b) stating that (i) the Assets have been delivered in proper form to Regions Trust's custodian, for New Fund's account, within two business days before or at the Effective Time and (ii) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. For these purposes, "proper form" means (x) with respect to Old Fund's portfolio securities that are represented by a certificate or other written instrument, delivery of the instrument duly endorsed for transfer in such condition as to constitute good delivery thereof, and (y) with respect to other Assets, transfer by book entry in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 ACT")) in which any Assets are deposited. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

      2.3. LEADER Trust shall deliver to Regions Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Old Fund Shares, by class, each Shareholder owns, all as of the Effective Time, certified by LEADER Trust's Secretary or an Assistant Secretary thereof. Regions Trust shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on New Fund's Share Records. Regions Trust shall issue and deliver to LEADER Trust (a) at the Effective Time, a confirmation evidencing the New Fund Shares to be credited to Old Fund (pursuant to paragraph 1.1(a)), and (b) as soon as practicable after receipt of the Shareholder list mentioned above, a confirmation evidencing the New Fund Shares to be credited to the Shareholders (pursuant to paragraph 1.4), or provide at such times evidence satisfactory to LEADER Trust that those New Fund Shares have been credited to Old Fund's account and the Shareholders' accounts, respectively, on New Fund's Share Records.

      2.4. Each Investment Company shall deliver to the other at the Closing (a) a certificate executed in its name by its President or any Vice President in form and substance reasonably satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time except as they may be affected by the transactions contemplated by this Agreement and (b) as reasonably requested by an Investment Company or its counsel, bills of sale, assumptions of liabilities, checks, assignments, stock certificates, receipts, and other documents, each signed (to the extent applicable) by the President, Treasurer, or any Vice President of, or an authorized person of the relevant service provider for, the other Investment Company.

3.    REPRESENTATIONS AND WARRANTIES

      3.1. LEADER Trust, on Old Fund's behalf, represents and warrants as follows:

            3.1.1. LEADER Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("BUSINESS TRUST"), that is duly organized and validly existing under the laws of The Commonwealth of Massachusetts; a copy of its Declaration is on file with the Secretary of State of The Commonwealth of Massachusetts; LEADER Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on LEADER Trust or Old Fund; and LEADER Trust has all necessary federal, state, and local authorizations to carry on Old Fund's business as a series of an investment company and to carry out this Agreement;

            3.1.2. LEADER Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect; and before January 1, 1997, LEADER Trust claimed classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

            3.1.3. Old Fund is a duly established and designated series of LEADER Trust;

            3.1.4. At the Closing, LEADER Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (other than customary liens of custodians for fees and securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

            3.1.5. LEADER Trust's current prospectus and statement of additional information with respect to Old Fund, each as from time to time amended or supplemented (collectively, "OLD FUND PROSPECTUS"), conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 ACT"), and the 1940 Act and the rules and regulations thereunder and do not contain, with respect to Old Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            3.1.6. Old Fund is not in violation of, and the execution and delivery of this Agreement by LEADER Trust, on Old Fund's behalf, and consummation of the transactions contemplated hereby by LEADER Trust will not conflict with or violate, Massachusetts law or any provision of the Declaration or LEADER Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which LEADER Trust (with respect to Old
      Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which LEADER Trust (with respect to Old Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by Regions Trust, the consent of which shall not be unreasonably withheld;

            3.1.7. All material contracts and other commitments of or applicable to Old Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing, except as otherwise disclosed in writing to and consented to by Regions Trust, the consent of which shall not be unreasonably withheld;

            3.1.8. Except as otherwise disclosed in writing to and consented to by Regions Trust, the consent of which shall not be unreasonably withheld,
      (a) no legal, administrative, or other proceedings or investigation of or before any court or governmental body is presently pending or (to LEADER Trust's knowledge) threatened against LEADER Trust with respect to Old Fund or any of Old Fund's properties or assets that, if adversely determined, would materially and adversely affect Old Fund's financial condition or the conduct of its business and (b) LEADER Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            3.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of LEADER Trust's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and assuming the due execution, delivery, and performance of this Agreement by Regions Trust, on New Fund's behalf, and subject to approval by Old Fund's shareholders, this Agreement constitutes a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            3.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "FEDERAL SECURITIES LAWS") or any state (as used herein, including the District of Columbia and Puerto Rico) securities or blue sky laws (collectively, "STATE SECURITIES LAWS") for the execution or performance of this Agreement by LEADER Trust, on Old Fund's behalf, except for (a) Regions Trust's filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto ("REGISTRATION STATEMENT"), (b) LEADER Trust's filing with the Commission of a proxy statement relating to the Reorganization ("PROXY STATEMENT"), (c) LEADER Trust's filing with the Commission of supplements to the Old Fund Prospectus in connection with the Reorganization, and (d) consents, approvals, authorizations, and filings that have been made or received or that may be required after the Effective Time (including under State Securities Laws);

            3.1.11. On the effective date of the Proxy Statement, at the time of the Shareholders' Meeting (as defined in paragraph 4.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Regions Trust (or by Adviser and its affiliates on behalf of Regions Trust) for use therein;

            3.1.12. Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in LEADER Trust's financial statements referred to in paragraph 3.1.17 and liabilities Old Fund incurred in the ordinary course of its business subsequent to [August 31], 2004, or otherwise disclosed to Regions Trust, none of which has been materially adverse to Old Fund's business, assets, or the results of its operations;

            3.1.13. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; from the time LEADER Trust's Board approves this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with those requirements; from the date it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund has not and will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            3.1.14. Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

            3.1.15. During the five-year period ending at the Effective Time,
      (a) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

            3.1.16. Old Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended [August 31], 2004, have been timely filed and all taxes payable pursuant to those returns have been timely paid;

            3.1.17. LEADER Trust's audited financial statements for the fiscal year ended [August 31], 2004, which have been delivered to Regions Trust, fairly represent Old Fund's financial position as of that date and the results of its operations and changes in its net assets for the fiscal year then ended;

            3.1.18. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

            3.1.19. All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by LEADER Trust and have been offered and sold in every state (including the District of Columbia) in compliance in all material respects with applicable registration requirements of the 1933 Act and State Securities Laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the certified list delivered pursuant to paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares; and

            3.1.20. There is power under the Declaration to vary LEADER Trust's shareholders' investment therein, LEADER Trust does not have a fixed pool of assets, each series thereof is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it.

      3.2. Regions Trust, on New Fund's behalf, represents and warrants as follows:

            3.2.1. Regions Trust is a Business Trust that is duly organized and validly existing under the laws of The Commonwealth of Massachusetts; a copy of its Amended and Restated Declaration of Trust, as amended ("RESTATED DECLARATION"), is on file with the Secretary of State of The Commonwealth of Massachusetts; Regions Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Regions Trust or New Fund; and Regions Trust has all necessary federal, state, and local authorizations to carry on New Fund's business as a series of an investment company and to carry out this Agreement;

            3.2.2. Regions Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect;

            3.2.3. Before the Closing, New Fund will be a duly established and designated series of Regions Trust;

            3.2.4. New Fund has not commenced operations and will not do so until immediately after the Closing;

            3.2.5. Except for the Initial Share, there are no (a) issued and outstanding New Fund Shares, (b) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (c) securities convertible into any New Fund Shares, or (d) any other securities issued by New Fund;

            3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable by Regions Trust;

            3.2.8. The issuance of the New Fund Shares pursuant to this Agreement will be in compliance with all applicable Federal and State Securities Laws;

            3.2.9. New Fund is not in violation of, and the execution and delivery of this Agreement by Regions Trust, on New Fund's behalf, and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Restated Declaration or Regions Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Regions Trust (with respect to New
      Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Regions Trust (with respect to New Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by LEADER Trust, the consent of which shall not be unreasonably withheld;

            3.2.10. Except as otherwise disclosed in writing to and consented to by LEADER Trust, the consent of which shall not be unreasonably withheld,
      (a) no legal, administrative, or other proceedings or investigation of or before any court or governmental body is presently pending or (to Regions Trust's knowledge) threatened against Regions Trust with respect to New Fund or any of New Fund's properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business and (b) Regions Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            3.2.11. New Fund has no known liabilities of a material nature, contingent or otherwise;

            3.2.12. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Regions Trust's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, assuming the due execution, delivery, and performance of this Agreement by LEADER Trust, on Old Fund's behalf, this Agreement constitutes a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            3.2.13. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or any State Securities Laws for the execution or performance of this Agreement by Regions Trust, on New Fund's behalf, except for (a) Regions Trust's filing with the Commission of the Registration Statement, (b) LEADER Trust's filing with the Commission of the Proxy Statement, and (c) consents, approvals, authorizations, and filings that have been made or received or that may be required after the Effective Time (including under State Securities Laws);

            3.2.14. On the effective date of the Proxy Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and
      (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by LEADER Trust for use therein;

            3.2.15. There are no material contracts outstanding to which New Fund is a party, other than this Agreement, the contracts, agreements, and plans referred to in paragraph 5.8, and any other contracts that are or will be disclosed in the Registration Statement;

            3.2.16. New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will qualify for treatment as a RIC for the taxable year in which the Reorganization occurs; and it intends to continue to meet all the requirements for that qualification for the next taxable year;

            3.2.17. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of that business as required by section 22(e) of the 1940 Act;

            3.2.18. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, New Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

            3.2.19. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business or statutory trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

            3.2.20. During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

            3.2.21. Assuming the truthfulness and correctness of the representation and warranty in paragraph 3.1.18, immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

            3.2.22. New Fund shall maintain at its own expense a director and officer insurance "tail" policy, which policy shall provide insurance coverage for the trustees of the LEADER Trust for a term of five (5) years for acts or omissions taken prior to and including the date of the Closing in their capacity as trustees of the LEADER Trust.

      3.3. Each Investment Company, on its Fund's behalf, represents and warrants to the other, as follows:

            3.3.1. The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it constructively surrenders in exchange therefor;

            3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within that meaning) to New Fund,
      (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

            3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            3.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

            3.3.5. None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

            3.3.6. Immediately after consummation of the Reorganization, (a) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (b) New Fund will hold the same assets -- except for assets used to pay expenses, if any, incurred in connection with the Reorganization that are not Reorganization Expenses (as defined in paragraph 3.3.7) -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for the Funds' expenses incurred in connection with the Reorganization; and the excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

            3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES"); and

            3.3.8. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1.15, 3.2.17, and 3.2.20 will not exceed 50% of the value (without giving effect to those acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time.

4.    COVENANTS

      4.1. LEADER Trust covenants to operate Old Fund's business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions, honoring redemption, subscription, and exchange requests, and other changes in operations contemplated by its normal business activities and (b) Old Fund will retain exclusive control of its investments until the Closing.

      4.2. LEADER Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement ("SHAREHOLDERS' MEETING") and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      4.3. LEADER Trust covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      4.4. LEADER Trust covenants that it will assist Regions Trust in obtaining information Regions Trust reasonably requests concerning the beneficial ownership of Old Fund Shares to the extent the requests comply with LEADER Trust's policies and procedures regarding the privacy of consumer information.

      4.5. LEADER Trust covenants that its books and records relating to Old Fund required to be maintained under the 1940 Act and the rules and regulations thereunder will be turned over to Regions Trust at the Closing, except for those required by applicable law to be maintained by LEADER Trust, in which case, LEADER Trust shall deliver copies of those books and records to Regions Trust.

      4.6. Each Investment Company covenants to cooperate in preparing the Proxy Statement in compliance with applicable Federal and State Securities Laws.

      4.7. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company may deem necessary or desirable to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder and New Fund's assumption of the Liabilities, and otherwise to carry out the intent and purpose hereof.

      4.8. Regions Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and State Securities Laws it deems appropriate to continue its operations after the Effective Time.

      4.9. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.    CONDITIONS PRECEDENT

      Each Investment Company's obligations hereunder shall be subject to (a) the other Investment Company's performance of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and
(c) the following further conditions that, at or before the Effective Time:

      5.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Old Fund's shareholders in accordance with the Declaration and LEADER Trust's By-Laws and applicable law; and those shareholders, by such approval, shall have acknowledged New Fund's investment objective, fundamental investment policies, and investment advisory arrangement.

      5.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop orders suspending the effectiveness thereof shall have been issued; to the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed reasonably necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of those conditions.

      5.3. At the Effective Time, no action, suit, or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      5.4. LEADER Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("REGIONS TRUST COUNSEL") dated the day of the Closing, substantially to the effect that:

            5.4.1. New Fund is a duly established series of Regions Trust, a Business Trust with power under the Restated Declaration to own all its properties and assets and, to the knowledge of Regions Trust Counsel, to carry on its business as presently conducted;

            5.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Regions Trust on New Fund's behalf and (b) assuming Old Fund's compliance with paragraph 3.1.11, and due authorization, execution, and delivery of this Agreement by LEADER Trust on Old Fund's behalf, is a valid and legally binding obligation of Regions Trust with respect to New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting the enforcement of creditors' rights and by general principles of equity;

            5.4.3. The New Fund Shares to be issued and distributed to the Shareholders hereunder, assuming their due delivery as contemplated hereby, are duly authorized, and on that delivery will be validly issued and outstanding and will be fully paid and non-assessable by Regions Trust and New Fund, and no shareholder of New Fund has any preemptive right to subscription or purchase in respect thereof;

            5.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Restated Declaration or Regions Trust's By-Laws or any provision of any agreement attached as an exhibit to the Registration Statement to which Regions Trust (with respect to New Fund) is a party or by which it is bound or (to the knowledge of Regions Trust Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to Regions Trust Counsel (without any independent inquiry or investigation) to which Regions Trust (with respect to New Fund) is a party or by which it is bound, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by LEADER Trust;

            5.4.5. To the knowledge of Regions Trust Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Regions Trust (on New Fund's behalf) of the transactions contemplated herein, except those obtained under the Federal Securities Laws and those that may be required under State Securities Laws; and

            5.4.6. Regions Trust is registered with the Commission as an investment company, and to the knowledge of Regions Trust Counsel (without any independent inquiry or investigation) no order has been issued or proceeding instituted to suspend that registration.

In rendering the foregoing opinion, Regions Trust Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit the opinion to applicable federal and state law (but not the blue sky laws of any jurisdiction, including those of the Commonwealth of Massachusetts), (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Regions Trust Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (5) rely on certain factual representations made by Regions Trust and its service providers.

      5.5. Regions Trust shall have received an opinion of Ropes & Gray LLP ("LEADER TRUST COUNSEL"), dated the day of the Closing, substantially to the effect that:

            5.5.1. Old Fund is a duly established series of LEADER Trust, a Business Trust with power under the Declaration to own all its properties and assets and, to the knowledge of LEADER Trust Counsel, to carry on its business as presently conducted;

            5.5.2. This Agreement (a) has been duly authorized, executed, and delivered by LEADER Trust on Old Fund's behalf and (b) assuming New Fund's compliance with paragraph 3.2.14, and due authorization, execution, and delivery of this Agreement by Regions Trust on New Fund's behalf, is a valid and legally binding obligation of LEADER Trust with respect to Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting the enforcement of creditors' rights and by general principles of equity;

            5.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration or LEADER Trust's By-Laws or any provision of any agreement attached as an exhibit to LEADER Trust's registration statement on Form N-1A to which LEADER Trust (with respect to Old Fund) is a party or by which it is bound or (to the knowledge of LEADER Trust Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to LEADER Trust Counsel (without independent inquiry or investigation) to which LEADER Trust (with respect to Old Fund) is a party or by which it is bound, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Regions Trust;

            5.5.4. To the knowledge of LEADER Trust Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by LEADER Trust (on Old Fund's behalf) of the transactions contemplated herein, except those obtained under the Federal Securities Laws and those that may be required under State Securities Laws; and

            5.5.5. LEADER Trust is registered with the Commission as an investment company, and to the knowledge of LEADER Trust Counsel (without any independent inquiry or investigation) no order has been issued or proceeding instituted to suspend that registration.

In rendering the foregoing opinion, LEADER Trust Counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit the opinion to applicable federal and state law (but not the blue sky laws of any jurisdiction, including those of The Commonwealth of Massachusetts), (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with LEADER Trust Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (4) rely on certain factual representations made by LEADER Trust and its service providers.

      5.6. Each Investment Company shall have received an opinion of Regions Trust Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("TAX Opinion"). In rendering the Tax Opinion, Regions Trust Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Regions Trust Counsel may treat as representations and warranties made to it, and in separate letters addressed to Regions Trust Counsel and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

            5.6.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

            5.6.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

            5.6.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

            5.6.4. New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

            5.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

            5.6.6. A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

            5.6.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New

      Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 5.6.2 and 5.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      5.7. Before the Closing, Regions Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share ("INITIAL SHARE") to Adviser or an affiliate thereof in consideration of the payment of [$10.00] to vote on the management contract referred to in paragraph 5.8. After that vote, but in any event at or before the Closing, the Initial Share shall be redeemed as provided in paragraph 1.4.

      5.8. Regions Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, a management contract and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by Regions Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by those Board members who are not "interested persons" (as defined in the 1940 Act) thereof and by Adviser or its affiliate as New Fund's sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 5.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.    BROKERAGE FEES AND EXPENSES

      6.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      6.2. Adviser or its affiliates will bear and promptly pay any and all Reorganization Expenses the Funds incur.

7.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.    TERMINATION OF AGREEMENT

      This Agreement may be terminated at any time at or before the Effective Time, whether before or after Old Fund's shareholders' approval:

      8.1. By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting the consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2004; or

      8.2. By the Investment Companies' mutual agreement.

In the event of termination under clauses (b), (c), or (d) of paragraph 8.1 or paragraph 8.2, there shall be no liability for damages on the part of either Investment Company, or their directors/trustees or officers, to the other Investment Company.

9.    AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed on in writing by the parties; provided that following that approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10.   COVENANTS, ETC. DEEMED MATERIAL

      All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied on by each party, notwithstanding any investigation made by them or on their behalf.

11.   NOTICES

      Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given personally or by electronic mail, facsimile, telecopy, or certified mail addressed to Regions Trust at 50 North Front Street, Memphis, Tennessee 38103, Attention: Charles D. Maxwell, and to LEADER Trust at 3435 Stelzer Road, Suite 110, Box 94, Columbus, OH 43219, Attention: R. Jeffrey Young.

12.   MISCELLANEOUS

      12.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      12.2. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other parties. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      12.3. Regions Trust acknowledges that LEADER Trust is a Business Trust organized in series form. This Agreement is executed by LEADER Trust on Old Fund's behalf and by its trustees and/or officers in their capacity as such and not individually. LEADER Trust's obligations hereunder are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against assets and property of Old Fund and no other series thereof, and a trustee of LEADER Trust shall not be personally liable hereunder to Regions Trust or its shareholders for any act, omission, or obligation of LEADER Trust or any other trustee thereof. Regions Trust agrees that, in asserting any rights or claims hereunder on New Fund's behalf, it shall look only to Old Fund's assets and property in settlement of those rights and claims and not to the trustees, officers, or shareholders thereof.

      12.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

                     REGIONS MORGAN KEEGAN SELECT FUNDS, on behalf of its series listed on Schedule A

                     By:___________________
                          Carter E. Anthony
                          President

                     LEADER MUTUAL FUNDS, on behalf of its series listed on Schedule A

                     By:__________________
                          R. Jeffrey Young
                          President

Solely for purposes of Section 6.2:
MORGAN ASSET Management, INC.

By ________________________________________
     Carter E. Anthony
     President and Chief Investment Officer

SCHEDULE A

LEADER TRUST SERIES                  REGIONS TRUST SERIES

LEADER Tax-Exempt Money Market Fund  Regions Morgan Keegan Select LEADER Tax-
                                     Exempt Money Market Fund

LEADER Money Market Fund             Regions Morgan Keegan Select LEADER Money
                                     Market Fund

LEADER Tax-Exempt Bond Fund          Regions Morgan Keegan Select LEADER Tax-
                                     Exempt Bond Fund

LEADER Intermediate Bond Fund        Regions Morgan Keegan Select LEADER
                                     Intermediate Bond Fund

LEADER Balanced Fund                 Regions Morgan Keegan Select LEADER
                                     Balanced Fund

LEADER Growth & Income Fund          Regions Morgan Keegan Select LEADER
                                     Growth & Income Fund

LEADER Growth Equity Fund            Regions Morgan Keegan Select LEADER
                                     Growth Equity Fund

                                   APPENDIX C

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT") is made as of _________, 2004, between MORGAN KEEGAN SELECT FUND, INC., a Maryland corporation ("CORPORATION"), on behalf of Regions Morgan Keegan Select LEADER Short-Term Bond Fund, a segregated portfolio of assets ("series") thereof ("NEW FUND"), and LEADER MUTUAL FUNDS, a Massachusetts business trust ("TRUST"), on behalf of its LEADER Short-Term Bond Fund series ("OLD FUND"), and, solely for purposes of paragraph 6.2, MORGAN ASSET MANAGEMENT, INC. ("ADVISER"). (Each of New Fund and Old Fund is sometimes referred to herein as a "FUND," and each of Corporation and Trust is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Corporation on New Fund's behalf and by Trust on Old Fund's behalf.

      The Investment Companies wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("REGULATIONS"). The reorganization will involve Old Fund's changing its identity, form, and place of organization -- by converting from a series of Trust to a series of Corporation -- by transferring its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund's business) in exchange solely for voting shares of common stock of New Fund and New Fund's assumption of Old Fund's liabilities, followed by the distribution of those shares pro rata to the holders of shares of beneficial interest in Old Fund constructively in exchange therefor and in complete liquidation of Old Fund, all on the terms and conditions set forth herein. (All such transactions are referred to herein as the "REORGANIZATION.")

      Each Investment Company's Board of Trustees/Directors (each, a "BOARD") has (1) duly adopted and approved this Agreement and the transactions contemplated hereby and (2) determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

      Old Fund currently has three classes of shares of beneficial interest, Class A shares, Class B shares and Class I shares ("CLASS A OLD FUND SHARES", "CLASS B OLD FUND SHARES, AND "CLASS I OLD FUND SHARES," respectively, and, collectively, "OLD FUND SHARES"). New Fund has two classes of shares of common stock, designated Class A shares and Class I shares ("CLASS A NEW FUND SHARES" and "CLASS I NEW FUND SHARES," respectively, and, collectively, "NEW FUND SHARES"). Class A Old Fund Shares and Class B Old Fund Shares will be merged into Class A New Fund Shares at the Effective Time (as defined in paragraph 2.1). Class I Old Fund Shares will be merged into Class I New Fund Shares at the Effective Time. The rights, powers, privileges, and obligations of the identically designated classes of the Funds' shares are substantially similar.

      In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION

      1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 to New Fund as of the Effective Time. New Fund agrees in exchange therefor --

      (a)   to issue and deliver to Old Fund the number of full and fractional
            (i) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding, (ii) Class A New Fund Shares determined by dividing Old Fund's net value attributable to the Class B Old Fund Shares by the net asset value of a Class A New Fund Share and (iii) Class I New Fund Shares equal to the number of full and fractional Class I Old Fund Shares then outstanding (all references herein to "fractional" shares mean fractions rounded to the third decimal place), and

      (b)   to assume all of Old Fund's liabilities described in paragraph 1.3.

These transactions shall take place at the Closing (as defined in paragraph
2.1).

      1.2. Old Fund's assets to be acquired by New Fund shall consist of all property Old Fund owns -- including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as an asset on Old Fund's books -- at the Effective Time (collectively, "ASSETS").

      1.3. Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Effective Time. New Fund shall assume all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement (collectively, "LIABILITIES"). Old Fund's Liabilities shall include, but not be limited to, any obligation to indemnify the trustees of the Trust as provided in Old Fund's Agreement and Declaration of Trust, as amended ("DECLARATION") and By-Laws.

      1.4. At or before the Closing, New Fund shall redeem the Initial Share for [$10.00]. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a "SHAREHOLDER"), constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund. That distribution shall be accomplished by transferring the New Fund Shares then credited to Old Fund's account on New Fund's [share transfer books] ("SHARE RECORDS") to accounts Trust's transfer agent opens on those Share Records in the Shareholders' names, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the respective pro rata number of Class A New Fund Shares due that Shareholder, the account for each Shareholder that holds Class B Old Fund Shares shall be credited with the respective pro rata number of Class A New Fund Shares due that Shareholder, and the account for each Shareholder that holds Class I Old Fund Shares shall be credited with the respective pro rata number of Class I Old Shares due that Shareholder). All issued and outstanding Old Fund Shares shall simultaneously be canceled on Old Fund's Share Records. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

      1.5. As soon as reasonably practicable after the distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

      1.6. Any reporting responsibility of Old Fund, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain Old Fund's (and Trust's) sole responsibility.

      1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's Share Records at the Effective Time of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2. CLOSING AND EFFECTIVE TIME

      2.1. The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at 50 North Front Street, Memphis, Tennessee, on December [__], 2004, or at such other place and/or time as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the Closing Date ("EFFECTIVE TIME").

      2.2. Trust shall direct its custodian ("CUSTODIAN") to deliver at the Closing a certificate of an authorized representative (a) verifying the information (including adjusted basis and holding period for federal income tax purposes, by lot) concerning the Assets, including all portfolio securities, and
(b) stating that (i) the Assets have been delivered in proper form to Corporation's custodian, for New Fund's account, within two business days before or at the Effective Time and (ii) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. For these purposes, "proper form" means (x) with respect to Old Fund's portfolio securities that are represented by a certificate or other written instrument, delivery of the instrument duly endorsed for transfer in such condition as to constitute good delivery thereof, and (y) with respect to other Assets, transfer by book entry in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 ACT")) in which any Assets are deposited. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

      2.3. Trust shall deliver to Corporation at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Old Fund Shares, by class, each Shareholder owns, all as of the Effective Time, certified by Trust's Secretary or an Assistant Secretary thereof.

Corporation shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on New Fund's Share Records. Corporation shall issue and deliver to Trust (a) at the Effective Time, a confirmation evidencing the New Fund Shares to be credited to Old Fund (pursuant to paragraph 1.1(a)), and (b) as soon as practicable after receipt of the Shareholder list mentioned above, a confirmation evidencing the New Fund Shares to be credited to the Shareholders (pursuant to paragraph 1.4), or provide at such times evidence satisfactory to Trust that those New Fund Shares have been credited to Old Fund's account and the Shareholders' accounts, respectively, on New Fund's Share Records.

      2.4. Each Investment Company shall deliver to the other at the Closing (a) a certificate executed in its name by its President or any Vice President in form and substance reasonably satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time except as they may be affected by the transactions contemplated by this Agreement and (b) as reasonably requested by an Investment Company or its counsel, bills of sale, assumptions of liabilities, checks, assignments, stock certificates, receipts, and other documents, each signed (to the extent applicable) by the President, Treasurer, or any Vice President of, or an authorized person of the relevant service provider for, the other Investment Company.

3. REPRESENTATIONS AND WARRANTIES

      3.1. Trust, on Old Fund's behalf, represents and warrants as follows:

            3.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("BUSINESS TRUST"), that is duly organized and validly existing under the laws of The Commonwealth of Massachusetts; a copy of its Declaration is on file with the Secretary of State of The Commonwealth of Massachusetts; Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Trust or Old Fund; and Trust has all necessary federal, state, and local authorizations to carry on Old Fund's business as a series of an investment company and to carry out this Agreement;

            3.1.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect; and before January 1, 1997, Trust claimed classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

            3.1.3. Old Fund is a duly established and designated series of Trust;

            3.1.4. At the Closing, Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (other than customary liens of custodians for fees and securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

            3.1.5. Trust's current prospectus and statement of additional information with respect to Old Fund, each as from time to time amended or supplemented (collectively, "OLD FUND PROSPECTUS"), conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 ACT"), and the 1940 Act and the rules and regulations thereunder and do not contain, with respect to Old Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            3.1.6. Old Fund is not in violation of, and the execution and delivery of this Agreement by Trust, on Old Fund's behalf, and consummation of the transactions contemplated hereby by Trust will not conflict with or violate, Massachusetts law or any provision of the Declaration or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Trust (with respect to Old Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Old Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by Corporation, the consent of which shall not be unreasonably withheld;

            3.1.7. All material contracts and other commitments of or applicable to Old Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing, except as otherwise disclosed in writing to and consented to by Corporation, the consent of which shall not be unreasonably withheld;

            3.1.8. Except as otherwise disclosed in writing to and consented to by Corporation, the consent of which shall not be unreasonably withheld,
      (a) no legal, administrative, or other proceedings or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Old Fund or any of Old Fund's properties or assets that, if adversely determined, would materially and adversely affect Old Fund's financial condition or the conduct of its business and (b) Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            3.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and assuming the due execution, delivery, and performance of this Agreement by Corporation, on New Fund's behalf, and subject to approval by Old Fund's shareholders, this Agreement constitutes a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            3.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "FEDERAL SECURITIES LAWS") or any state (as used herein, including the District of Columbia and Puerto Rico) securities or blue sky laws (collectively, "STATE SECURITIES LAWS") for the execution or performance of this Agreement by Trust, on Old Fund's behalf, except for (a) Corporation's filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto ("REGISTRATION STATEMENT"), (b) Trust's filing with the Commission of a proxy statement relating to the Reorganization ("PROXY STATEMENT"), (c) Trust's filing with the Commission of supplements to the Old Fund Prospectus in connection with the Reorganization, and (d) consents, approvals, authorizations, and filings that have been made or received or that may be required after the Effective Time (including under State Securities Laws);

            3.1.11. On the effective date of the Proxy Statement, at the time of the Shareholders' Meeting (as defined in paragraph 4.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation (or by Adviser and its affiliates on behalf of Corporation) for use therein;

            3.1.12. Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Trust's financial statements referred to in paragraph 3.1.17 and liabilities Old Fund incurred in the ordinary course of its business subsequent to [August 31], 2004, or otherwise disclosed to Corporation, none of which has been materially adverse to Old Fund's business, assets, or the results of its operations;

            3.1.13. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; from the time Trust's Board approves this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with those requirements; from the date it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund has not and will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            3.1.14. Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

            3.1.15. During the five-year period ending at the Effective Time,
      (a) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

            3.1.16. Old Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended [August 31], 2004, have been timely filed and all taxes payable pursuant to those returns have been timely paid;

            3.1.17. Trust's audited financial statements for the fiscal year ended [August 31], 2004, which have been delivered to Corporation, fairly represent Old Fund's financial position as of that date and the results of its operations and changes in its net assets for the fiscal year then ended;

            3.1.18. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

            3.1.19. All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state (including the District of Columbia) in compliance in all material respects with applicable registration requirements of the 1933 Act and State Securities Laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the certified list delivered pursuant to paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares; and

            3.1.20. There is power under the Declaration to vary Trust's shareholders' investment therein, Trust does not have a fixed pool of assets, each series thereof is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it.

      3.2. Corporation, on New Fund's behalf, represents and warrants as follows:

            3.2.1. Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; its Articles of Incorporation, as amended ("CHARTER"), are on file with that state's Department of Assessments and Taxation; Corporation is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Corporation or New Fund; and Corporation has all necessary federal, state, and local authorizations to carry on New Fund's business as a series of an investment company and to carry out this Agreement;

            3.2.2. Corporation is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect;

            3.2.3. Before the Closing, New Fund will be a duly established and designated series of Corporation;

            3.2.4. New Fund has not commenced operations and will not do so until immediately after the Closing;

            3.2.5. Except for the Initial Share, there are no (a) issued and outstanding New Fund Shares, (b) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (c) securities convertible into any New Fund Shares, or (d) any other securities issued by New Fund;

            3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable by Corporation;

            3.2.8. The issuance of the New Fund Shares pursuant to this Agreement will be in compliance with all applicable Federal and State Securities Laws;

            3.2.9. New Fund is not in violation of, and the execution and delivery of this Agreement by Corporation, on New Fund's behalf, and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Charter or Corporation's By-Laws or of any agreement, instrument, lease, or other undertaking to which Corporation (with respect to New Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to New Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by Trust, the consent of which shall not be unreasonably withheld;

            3.2.10. Except as otherwise disclosed in writing to and consented to by Trust, the consent of which shall not be unreasonably withheld, (a) no legal, administrative, or other proceedings or investigation of or before any court or governmental body is presently pending or (to Corporation's knowledge) threatened against Corporation with respect to New Fund or any of New Fund's properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business and (b) Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            3.2.11. New Fund has no known liabilities of a material nature, contingent or otherwise;

            3.2.12. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, assuming the due execution, delivery, and performance of this Agreement by Trust, on Old Fund's behalf, this Agreement constitutes a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            3.2.13. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or any State Securities Laws for the execution or performance of this Agreement by Corporation, on New Fund's behalf, except for (a) Corporation's filing with the Commission of the Registration Statement, (b) Trust's filing with the Commission of the Proxy Statement, and (c) consents, approvals, authorizations, and filings that have been made or received or that may be required after the Effective Time (including under State Securities Laws);

            3.2.14. On the effective date of the Proxy Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and
      (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

            3.2.15. There are no material contracts outstanding to which New Fund is a party, other than this Agreement, the contracts, agreements, and plans referred to in paragraph 5.8, and any other contracts that are or will be disclosed in the Registration Statement;

            3.2.16. New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will qualify for treatment as a RIC for the taxable year in which the Reorganization occurs;

      and it intends to continue to meet all the requirements for that qualification for the next taxable year;

            3.2.17. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of that business as required by section 22(e) of the 1940 Act;

            3.2.18. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, New Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

            3.2.19. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business or statutory trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

            3.2.20. During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

            3.2.21. Assuming the truthfulness and correctness of the representation and warranty in paragraph 3.1.18, immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

            3.2.22. New Fund shall maintain at its own expense a director and officer insurance "tail" policy, which policy shall provide insurance coverage for the trustees of the Trust for a term of five (5) years for acts or omissions taken prior to and including the date of the Closing in their capacity as trustees of the Trust.

      3.3. Each Investment Company, on its Fund's behalf, represents and warrants to the other, as follows:

            3.3.1. The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it constructively surrenders in exchange therefor;

            3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within that meaning) to New Fund,
      (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

            3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            3.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

            3.3.5. None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

            3.3.6. Immediately after consummation of the Reorganization, (a) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (b) New Fund will hold the same assets -- except for assets used to pay expenses, if any, incurred in connection with the Reorganization that are not Reorganization Expenses (as defined in paragraph 3.3.7) -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for the Funds' expenses incurred in connection with the Reorganization; and the excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

            3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES"); and

            3.3.8. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1.15, 3.2.17, and 3.2.20 will not exceed 50% of the value (without giving effect to those acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time.

4.    COVENANTS

      4.1. Trust covenants to operate Old Fund's business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions, honoring redemption, subscription, and exchange requests, and other changes in operations contemplated by its normal business activities and (b) Old Fund will retain exclusive control of its investments until the Closing.

      4.2. Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement ("SHAREHOLDERS' MEETING") and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      4.3. Trust covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      4.4. Trust covenants that it will assist Corporation in obtaining information Corporation reasonably requests concerning the beneficial ownership of Old Fund Shares to the extent the requests comply with Trust's policies and procedures regarding the privacy of consumer information.

      4.5. Trust covenants that its books and records relating to Old Fund required to be maintained under the 1940 Act and the rules and regulations thereunder will be turned over to Corporation at the Closing, except for those required by applicable law to be maintained by Trust, in which case, Trust shall deliver copies of those books and records to Corporation.

      4.6. Each Investment Company covenants to cooperate in preparing the Proxy Statement in compliance with applicable Federal and State Securities Laws.

      4.7. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company may deem necessary or desirable to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder and New Fund's assumption of the Liabilities, and otherwise to carry out the intent and purpose hereof.

      4.8. Corporation covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and State Securities Laws it deems appropriate to continue its operations after the Effective Time.

      4.9. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.    CONDITIONS PRECEDENT

      Each Investment Company's obligations hereunder shall be subject to (a) the other Investment Company's performance of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and
(c) the following further conditions that, at or before the Effective Time:

      5.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Old Fund's shareholders in accordance with the Declaration and Trust's By-Laws and applicable law; and those shareholders, by such approval, shall have acknowledged New Fund's investment objective, fundamental investment policies, and investment advisory arrangement.

      5.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop orders suspending the effectiveness thereof shall have been issued; to the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed reasonably necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of those conditions.

      5.3. At the Effective Time, no action, suit, or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      5.4. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("CORPORATION COUNSEL") dated the day of the Closing, substantially to the effect that:

            5.4.1. New Fund is a duly established series of Corporation, a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland with power under the Charter to own all its properties and assets and, to the knowledge of Corporation Counsel, to carry on its business as presently conducted;

            5.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on New Fund's behalf and (b) assuming Old Fund's compliance with paragraph 3.1.11, and due authorization, execution, and delivery of this Agreement by Trust on Old Fund's behalf, is a valid and legally binding obligation of Corporation with respect to New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting the enforcement of creditors' rights and by general principles of equity;

            5.4.3. The New Fund Shares to be issued and distributed to the Shareholders hereunder, assuming their due delivery as contemplated hereby, are duly authorized, and on that delivery will be validly issued and outstanding and will be fully paid and non-assessable by Corporation and New Fund, and no shareholder of New Fund has any preemptive right to subscription or purchase in respect thereof;

            5.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Charter or Corporation's By-Laws or any provision of any agreement attached as an exhibit to the Registration Statement to which Corporation (with respect to New Fund) is a party or by which it is bound or (to the knowledge of Corporation Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to Corporation Counsel (without any independent inquiry or investigation) to which Corporation (with respect to New Fund) is a party or by which it is bound, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Trust;

            5.4.5. To the knowledge of Corporation Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation (on New Fund's behalf) of the transactions contemplated herein, except those obtained under the Federal Securities Laws and those that may be required under State Securities Laws; and

            5.4.6. Corporation is registered with the Commission as an investment company, and to the knowledge of Corporation Counsel (without any independent inquiry or investigation) no order has been issued or proceeding instituted to suspend that registration.

In rendering the foregoing opinion, Corporation Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit the opinion to applicable federal and state law (but not the blue sky laws of any jurisdiction, including those of the State of Maryland), (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with

Corporation Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (5) rely on certain factual representations made by Corporation and its service providers.

      5.5. Corporation shall have received an opinion of Ropes & Gray LLP ("TRUST COUNSEL"), dated the day of the Closing, substantially to the effect that:

            5.5.1. Old Fund is a duly established series of Trust, a Business Trust with power under the Declaration to own all its properties and assets and, to the knowledge of Trust Counsel, to carry on its business as presently conducted;

            5.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on Old Fund's behalf and (b) assuming New Fund's compliance with paragraph 3.2.14, and due authorization, execution, and delivery of this Agreement by Corporation on New Fund's behalf, is a valid and legally binding obligation of Trust with respect to Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting the enforcement of creditors' rights and by general principles of equity;

            5.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration or Trust's By-Laws or any provision of any agreement attached as an exhibit to Trust's registration statement on Form N-1A to which Trust (with respect to Old Fund) is a party or by which it is bound or (to the knowledge of Trust Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to Trust Counsel (without independent inquiry or investigation) to which Trust (with respect to Old Fund) is a party or by which it is bound, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Corporation;

            5.5.4. To the knowledge of Trust Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust (on Old Fund's behalf) of the transactions contemplated herein, except those obtained under the Federal Securities Laws and those that may be required under State Securities Laws; and

            5.5.5. Trust is registered with the Commission as an investment company, and to the knowledge of Trust Counsel (without any independent inquiry or investigation) no order has been issued or proceeding instituted to suspend that registration.

In rendering the foregoing opinion, Trust Counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit the opinion to applicable federal and state law (but not the blue sky laws of any jurisdiction, including those of The Commonwealth of Massachusetts), (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Trust Counsel who have devoted substantive attention to matters directly related to this Agreement and the

Reorganization, and (4) rely on certain factual representations made by Trust and its service providers.

      5.6. Each Investment Company shall have received an opinion of Corporation Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Corporation Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Corporation Counsel may treat as representations and warranties made to it, and in separate letters addressed to Corporation Counsel and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

            5.6.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

            5.6.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

            5.6.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

            5.6.4. New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

            5.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

            5.6.6. A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

            5.6.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 5.6.2 and 5.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      5.7. Before the Closing, Corporation's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share ("INITIAL SHARE") to Adviser or an affiliate thereof in consideration of the payment of [$10.00] to vote on the management contract referred to in paragraph 5.8. After that vote, but in any event at or before the Closing, the Initial Share shall be redeemed as provided in paragraph 1.4.

      5.8. Corporation (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, a management contract and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by Corporation's Board and, to the extent required by law (as interpreted by Commission staff positions), by those Board members who are not "interested persons" (as defined in the 1940 Act) thereof and by Adviser or its affiliate as New Fund's sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 5.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.    BROKERAGE FEES AND EXPENSES

      6.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      6.2. Adviser or its affiliates will bear and promptly pay any and all Reorganization Expenses the Funds incur.

7.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.    TERMINATION OF AGREEMENT

      This Agreement may be terminated at any time at or before the Effective Time, whether before or after Old Fund's shareholders' approval:

      8.1. By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting the consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2004; or

      8.2.  By the Investment Companies' mutual agreement.

In the event of termination under clauses (b), (c), or (d) of paragraph 8.1 or paragraph 8.2, there shall be no liability for damages on the part of either Investment Company, or their directors/trustees or officers, to the other Investment Company.

9.    AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed on in writing by the parties; provided that following that approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10.   COVENANTS, ETC. DEEMED MATERIAL

      All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied on by each party, notwithstanding any investigation made by them or on their behalf.

11.   NOTICES

      Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given personally or by electronic mail, facsimile, telecopy, or certified mail addressed to Corporation at 50 North Front Street, Memphis, Tennessee 38103, Attention:
Charles D. Maxwell, and to Trust at 3435 Stelzer Road, Suite 110, Box 94, Columbus, OH 43219, Attention: R. Jeffrey Young.

12.   MISCELLANEOUS

      12.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      12.2. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other parties. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      12.3. Corporation acknowledges that Trust is a Business Trust organized in series form. This Agreement is executed by Trust on Old Fund's behalf and by its trustees and/or officers in their capacity as such and not individually. Trust's obligations hereunder are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against assets and property of Old Fund and no other series thereof, and a trustee of Trust shall not be personally liable hereunder to Corporation or its shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Corporation agrees that, in asserting any rights or claims hereunder on New Fund's behalf, it shall look only to Old Fund's assets and property in settlement of those rights and claims and not to the trustees, officers, or shareholders thereof.

      12.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

                              MORGAN KEEGAN SELECT FUND, INC., on
                              behalf of its series, Regions Morgan Keegan Select Leader Short-Term Bond Fund

                              By: __________________________________
                                     Carter E. Anthony
                                     President

                              LEADER MUTUAL FUNDS, on behalf of its series, LEADER Short-Term Bond Fund

                              By: __________________________________
                                      R. Jeffrey Young
                                      President

Solely for purposes of Section 6.2:
MORGAN ASSET MANAGEMENT, INC.

By: ___________________________________
      Carter E. Anthony
      President and Chief Investment Officer

                           APPENDIX D: 5% SHAREHOLDERS

The table below sets forth the persons who are known to be beneficial owners of more than 5% of the shares of any class of any Fund as of the Record Date.

                                                     AMOUNT AND
                                                      NATURE OF
    NAME OF FUND AND             NAME AND ADDRESS    BENEFICIAL    PERCENT
    CLASS OF SHARES            OF BENEFICIAL OWNER    OWNERSHIP    OF CLASS
----------------------------   -------------------   ----------    --------
GROWTH EQUITY FUND
Investor A Shares.......
Investor B Shares.......
Institutional Shares....

GROWTH & INCOME FUND
Investor A Shares.......
Investor B Shares.......
Institutional Shares....

BALANCED FUND
Investor A Shares.......
Investor B Shares.......
Institutional Shares....

TAX-EXEMPT BOND FUND
Investor A Shares.......
Investor B Shares.......
Institutional Shares...

INTERMEDIATE BOND FUND
Investor A Shares.......
Investor B Shares.......
Institutional Shares....

SHORT TERM BOND FUND
Investor A Shares.......
Investor B Shares.......
Institutional Shares....

TAX-EXEMPT MONEY MARKET FUND
Investor A Shares.......
Institutional Shares....
Sweep Shares............

MONEY MARKET FUND
Investor A Shares.......
Institutional Shares....
Sweep Shares............

                              LEADER MUTUAL FUNDS

                               [LEADER FUND NAME]
                                  (THE "FUND")

      THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

   The undersigned shareholder, by completing this form, does thereby appoint R. Jeffrey Young, Charles J. Daly and Timothy S. Engelbrecht, and each of them, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the Funds which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of LEADER Mutual Funds (the "Trust"), to be held at 10:00 a.m., Eastern Time, on November 22, 2004 at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof.

FUND AND TOTAL SHARES         PLEASE VOTE, DATE, SIGN EXACTLY
AS SHOWN BELOW                AS YOUR NAME APPEARS BELOW, AND RETURN THIS FORM
                              IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                              NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                              Dated________________, 2004

                              ___________________________________
                              (Signature)

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

   If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting.

IF YOU SIMPLY SIGN THE PROXY, OR FAIL TO PROVIDE YOUR VOTING INSTRUCTIONS ON A PROPOSAL, THE PROXIES WILL VOTE FOR THE PROPOSAL.

THE TRUSTEES RECOMMEND A VOTE FOR
APPROVAL OF THE FOLLOWING PROPOSALS:

                                                 FOR     AGAINST     ABSTAIN
1.  PROPOSAL TO APPROVE A NEW ADVISORY           [ ]       [ ]         [ ]
    AGREEMENT BETWEEN LEADER MUTUAL FUNDS
    AND MORGAN ASSET MANAGEMENT, INC.

                                                 FOR     AGAINST     ABSTAIN
2.  PROPOSAL TO APPROVE AN AGREEMENT AND         [ ]       [ ]         [ ]
    PLAN OF REORGANIZATION BETWEEN LEADER
    MUTUAL FUNDS AND REGIONS MORGAN KEEGAN
    SELECT FUNDS.
                                                  FOR     AGAINST     ABSTAIN
3.  PROPOSAL TO APPROVE AN AGREEMENT AND         [ ]       [ ]         [ ]
    PLAN OF REORGANIZATION BETWEEN LEADER
    MUTUAL FUNDS AND MORGAN KEEGAN SELECT,
    INC.

                                  END OF FILING

----------
(i) Through December 31, 2005, MAM will continue to waive contractually 0.20% of its investment advisory fees from the Short-Term Bond Fund. As a result of the MAM's contractual waiver of a portion of its advisory fee and recent changes in the Fund's net assets, as of the date of this Proxy Statement, net annual operating expenses for the Short-Term Bond Fund are expected to be 1.05% for Class A Shares and .81% for Class I Shares. Actual Fund expenses may be higher or lower for a range of reasons, including fluctuations in assets and differences between estimated and actual expenses incurred by the Fund.